EXHIBIT 10.7


                            DISTRIBUTORSHIP AGREEMENT

This Agreement made this 2nd day of May, 1995 by and

BETWEEN:  TASTY FRIES, INC.
          (hereinafter referred to as "TFRY")

          with principal executive offices at:
          650 Sentry Parkway, Suite One,
          Blue Bell, Pennsylvania 19422

and       TASTY FRIES, ISRAEL, LTD.
          (hereinafter referred to as "Distributor")

          with principal executive offices at:

         WITNESSETH:

         WHEREAS, TFRY is engaged in the development, production, distribution and sale of a fully automated french fry vending machine; and

         WHEREAS, TFRY has developed and adopted for its own use and for the use of its Distributors a unique system of TFRY product preparation and vending machine sale, consisting in part of the unique french fry vending machines ("TFRY French Fry Vending Machine" or "Machines"), distinctive advertising, signs, dehydrated potato pellets, food presentation and formula secret recipes (collectively the "Products"); and

         WHEREAS, in addition to valuable goodwill, TFRY owns the valuable trade name and design of TFRY in addition to various patents, trademarks, service marks, copyrights, tradenames, slogans, designs, insignia, emblems, symbols, package designs, logos and other proprietary identifying characteristics (collectively, the "TFRY Marks") used in relation to and in connection with the Products, and

         WHEREAS, DISTRIBUTOR wishes, upon the terms and conditions hereinafter set forth, to become a distributor of TFRY Products on an exclusive basis in the territories of Israel, Jordan and Egypt (the "Territory"), as more specifically set forth in Schedule A to this Agreement incorporated herein by this reference and made a part hereof ("Schedule A"); and

         WHEREAS, TFRY is willing to permit Distributor to use TFRY Marks as aforesaid, together with the retail sale of TFRY French Fry Vending Machines and TFRY Products upon the terms and conditions hereinafter set forth.


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         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, TFRY and Distributor (collectively referred to herein as the "Parties") agree as follows:

                                    ARTICLE I
                                 DISTRIBUTORSHIP

         (a) Subject to the provisions of this Agreement and the performance of its covenants and obligations, TFRY hereby appoints Distributor as its exclusive distributor to distribute all TFRY Products and Machines (both of which may collectively be referred to herein as the "Products" unless the context or language otherwise requires), and to use the TFRY Marks in the retail sale thereof within the territorial boundaries set forth and more particularly described in Schedule "A" on the "Effective Date." The "Effective Date" is the ten (10) year period of the exclusive distributorship in the Territory which shall commence on the earlier of (i) the date on which TFRY demonstrates its capacity to ship Machines for use by consumers, other than a demonstrator Machine for use by the Distributor, or (ii) the date on which Distributor places its first order for a Machine or Machines.

         (b) A demonstration Machine (the "Demonstration Machine") shall be shipped to Distributor by TFRY within 30 days of the execution of this Agreement by TFRY and the Distributor. The trial period for such Demonstration Machine shall be three (3) months (the "Trial Period") from the date of delivery of the Demonstration Machine. The purchase price of such Demonstration Machine is $7,000 payable by Distributor to TFRY in U.S. cleared funds prior to shipment thereof or a lease price of $500 per month payable immediately following delivery of the Demonstration machine and on the first business day of each month thereafter until the earlier of (i) the return of the Demonstration Machine to TFRY in good working condition or (ii) the payment of $7,000. Freight, insurance, duty and related charges shall be borne solely by Distributor and shall be paid PRIOR to shipment. All prices referred to in this Agreement shall refer to U.S. Dollars only.

         (c) The Distributor may commence placing orders for Machines (other than the Demonstration Machine) and Products commencing in May, 1996.

         (d) The Parties specifically acknowledge and agree that the restriction of operation to the Territory identified herein is an essential and indispensable term of this Agreement.

         (e) The initial down payment for the Distributorship is $40,000, of which TFRY acknowledges that it has received $20,000. The balance of $20,000 is due and payable upon execution of this Agreement by the Parties. The balance of $160,000 for the Territory shall be payable in accordance with Schedule "A."


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                                   ARTICLE II
                           SPECIFIC TERRITORIAL RIGHTS

         (a) TFRY agrees to sell to the Distributor and the Distributor agrees to purchase and shall have the exclusive right in its Territory to sell the TFRY French Fry Vending Machine and Products to all users in the Territory.

         (b) In the event that Machines are sold by TFRY for use in the Distributor's Territory, the Distributor shall earn its full Distributors's profit. This provision is contingent upon Distributor's agreement by this Agreement to supply and service these Machines as required.

         (c) The Distributor shall receive its full profit if Machines are sold to clients in its Territory for installation in areas outside of its Territory, except that in the event Machines are sold into another Distributor's Territory, the Distributor profit shall be seventy (70%) percent to the originating Distributor and thirty (30%) percent to the Territorial Distributor.

         (d) TFRY and Distributor will continue good faith negotiations to allow for a three phase implementation in the Territory: 1) direct export of Machines and potato to the Distributor, as provided herein; 2) technology transfer (potato pellet dehydration) and fabrication of potato product in Territory; and
3) Machine parts exported to Distributor for assembly of same.

         (e) Distributor shall have the right to adapt operating procedures to the reasonable conditions prevailing in the Territory, subject to the prior written approval by TFRY, including, but not limited to, coin operation mechanisms, use of tokens instead of coins or paper currency, electrical current and different methods of handling materials and components.

         (f) Distributor shall have the right to assign the rights and delegate the duties herein to sub-distributors within the Territory subject to prior written approval of TFRY in it sole and absolute discretion. Distributor shall at all times be obligated to supervise the operations of all such sub-distributors and such sub-distributors shall be required to execute any and all documents which TFRY, in its sole and absolute discretion, deems necessary prior to approval being granted by TFRY.

                                   ARTICLE III
                               OBLIGATIONS OF TFRY

         TFRY agrees to assist Distributor in distributing Products by way of retail sale in the following manner:

         (a) TFRY will conduct, at no charge, certain preliminary sales and maintenance training programs in its headquarters training school which Distributor and one key employee


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may attend. All costs and expenses incurred by Distributor in traveling to and/or attending the training program shall be borne by Distributor.

         (b) TFRY agrees to provide to Distributor, as and when it is available from time to time, information relating to the Products and additional types of products as may be authorized by TFRY from time to time for sale pursuant to this Agreement, and which, when authorized, will also constitute "Products" for all purposes herein, at such times and in such detail as TFRY shall, in its sole discretion, deem appropriate.

         (c) If TFRY, in its sole discretion, provides credit or financing to Distributor, TFRY may, in its sole discretion, take a security interest in all TFRY Products sold to Distributor, and Distributor shall take such actions and execute and deliver such documents as TFRY may request in order to perfect and protect such security interest.

                                   ARTICLE IV
                            CONFIDENTIAL INFORMATION

         (a) The Parties hereto covenant and agree that any confidential information disclosed to the Distributor relating directly or indirectly to the Machines and their component parts, including but not limited to the ingredients, preparation or sale of any of the Products and any other information which is proprietary in nature and has been disclosed to Distributor in connection with this Agreement (collectively the "Confidential Information"), will remain the property of TFRY at all times and will, if disclosed in any tangible format, together with any and all originals, copies and duplications thereof in any manner made, be returned to TFRY upon demand and, in any event, immediately upon termination of this Agreement.

         (b) It is expressly understood and agreed by Distributor that the Confidential Information described above constitutes highly confidential trade secrets and Distributor agrees that neither it nor any of its employees, agents, representatives or affiliates will at any time reveal any of such Confidential Information being disclosed or produced.

                                    ARTICLE V
                 STANDARDS OF OPERATION AND SUPERVISION BY TFRY

         (a) Distributor agrees to conduct its business in a manner consistent with the standards set forth in this Agreement. It is expressly understood that these standards may change from time to time, and are in addition to and not in substitution of any standards set forth in this Agreement.

         (b) In order to preserve the value and goodwill of TFRY and related goodwill of other TFRY Distributors and to promote the purpose of this Agreement, the Parties hereto agree as follows:


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                     (i) Distributor will use and distribute the Products as
herein contemplated strictly in accordance with the terms of this Agreement.

                     (ii) Unless earlier approved in writing by TFRY, Distributor will not develop, produce, sell, advertise for sale or give away any product which might reasonably compete with the Products and all food Products will be prepared in accordance with the specific formulas and/or utilizing the ingredients purchased from or specified by TFRY. It is expressly understood that the conditions and restrictions expressed herein are for the purposes of ensuring quality control, health and safety standards and uniformity of Products sold in conjunction with the TFRY Marks.

                     (iii) TFRY may from time to time offer guidance to Distributor relative to retail prices for Products offered for retail sale that in the judgment of TFRY constitute good business practice.

                     (iv) Distributor will use its best efforts ensure the compliance of its customers with the maintenance of suitable signs (the use of which signs shall be subject to prior written approval by TFRY) at, on or near the front of any premises within which its French Fry Vending Machines are located, describing the premises having Products available for retail sale. Any translation from the English language or deviation from TFRY approved designs contained in such sign shall require the prior written approval of TFRY.

                     (v) Distributor shall be responsible for ensuring that all food Products sold by Distributor hereunder will be of the highest and safest quality, and the service relating to any such sale hereunder will strictly comply with the instructions and standards provided by TFRY in preparing the food Products, or with any other further written requirements of TFRY as they are communicated to Distributor from time to time.

                     (vi) Distributor shall be responsible for ensuring that it will maintain all French Fry Vending Machines in conformity with the standards required by TFRY in connection with TFRY Marks and shall ensure that the operation of such Machines by its customers be conducted in a clean, orderly, legal and respectable manner of business including, without limitation, cleaning and sanitation of the French Fry Vending Machines, disposal of stale, spoiled or unmerchantable food Products, replacement of cooking oil at specified intervals, replacement or repair of display merchandise, replacement of outdated or obsolete Machines (including its component parts), equipment and signs. Distributor shall ensure that its customers comply with all applicable ordinances, health and safety regulations, laws and statutes governing the operation of such premises and the sale of Products, including all criminal and quasi-criminal laws and regulations.

                     (vii) Distributor's exclusive remedy for any damage to or defect in any TFRY Product sold hereunder shall be limited to the repair or the replacement of the damaged article, as determined by TFRY in its sole discretion. In no event shall TFRY be liable for any


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incidental or consequential loss or damage, including but not limited to, loss of profits or any other economic loss suffered or incurred by Distributor as a result of or in connection with any defective or damaged Product sold hereunder.

                     (viii) Except as provided hereby, TFRY warrants that title to all TFRY Products transferred hereunder will be free and clear of all liens, security interests or other claims, and that such Products shall comply with the terms and conditions of the limited warranty certificate included with each TFRY Product and issued to original purchasers by TFRY.

         (c) TFRY or TFRY supervisory personnel shall have the right to enter upon any premises in which Distributor conducts its business at any reasonable time for the purposes of examining, inspecting and checking perishable and non-perishable food supplies, Machines, and other equipment and conferring with Distributor's employees to determine whether the distribution of Products is being conducted in accordance with the aforesaid standards and in accordance with the terms of this Agreement. In the event any such inspection indicates a deficiency or unsatisfactory condition or conditions, Distributor shall, correct or repair the deficiency or unsatisfactory condition within forty-eight (48) hours or, commence the correction and/or repair of same to be completed in as expeditious manner as possible. In the event of the failure of Distributor to comply with the foregoing obligations to correct and repair, TFRY, in addition to any other remedies conferred in this Agreement, shall have the right to promptly make or cause to be made, such corrections or repairs. The expenses of such repairs, including but not limited to, board, lodging, wages and transportation of TFRY personnel, attorneys' fees and other reasonable expenses, shall be paid by the Distributor immediately upon billing by TFRY. Nothing in this paragraph shall in any way limit any other rights of TFRY hereunder.

                                   ARTICLE VI
                            COMMENCEMENT OF BUSINESS

         (a) Distributor agrees to obtain, prior to commencement of its distribution business, pursuant to this Agreement, all licenses, approvals, inspections, permits or any other certification which may be required by any competent public authority for the lawful operation of its business and to keep the same in good standing during the term hereof.

                                   ARTICLE VII
                     USE OF TFRY NAME, MARKS AND ADVERTISING

         (a) During the term of this Agreement, and any renewals hereof, Distributor shall advertise sale of the Products under the trade name of "Tasty Fries Hot French Fries" or other name approved in writing by TFRY, or one or more mutually agreed-upon non-English language substitutes within the Territory, and will diligently promote and make every reasonable effort to steadily increase sales of the Products by proper use of all advertising media.

         (b) No design, advertisement, sign or form of publicity, including form, color, number, location and size, shall be used by Distributor in connection with sale of the Products


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unless the same shall have been first submitted to TFRY and approved prior thereto in writing. Upon notification from TFRY, Distributor will promptly cause to be removed any objectionable advertising material and, if required, cause to be published any retraction in a form and manner consistent with that of the objectionable advertising materials. In the event said materials are not removed within seven (7) days after receipt of said notice, TFRY or its authorized agents, may at any time, enter upon Distributor's premises, or elsewhere and remove any objectionable advertising material and may keep or destroy such materials without paying therefore and without being guilty of trespass or other civil or criminal wrongdoing.

         (c) All printed materials, including, but not limited to, product carrying bags, product wrapping, cups, napkins, posters or other printed material used in connection with the distribution by retail sale of the Products shall bear TFRY Marks as suggested by TFRY, and such use will indicate that TFRY Marks are registered Marks.

         (d) Distributor shall act prudently and in conformity with all laws, regulations, ordinances, or other requirements which may affect the utilization of the Machine to ensure that the Marks are not jeopardized, diminished or damaged in any manner and Distributor agrees to indemnify and save harmless TFRY for any damage or expense occasioned directly or indirectly by Distributor's improper use of said TFRY Marks.

         (e) Any contractual arrangement of any kind for advertising under the trade name "Tasty Fries Hot French Fries" or other approved name, or utilizing the name "Tasty Fries", entered into by Distributor, shall expressly provide for termination upon no greater than then (10) days prior written notice.

                                  ARTICLE VIII
                                   TFRY MARKS

         (a) TFRY hereby grants to Distributor for the term of this Agreement the exclusive right and license to use the TFRY Marks within the Territory but only in connection with the distribution of TFRY Products which Distributor is permitted to sell hereunder and the extent and manner of use of the TFRY Marks shall (i) be subject to TFRY approval and (ii) the extent that such TFRY Marks can be used legally in the Territory.

         (b) Distributor shall be entitled to assign or sublicense its rights to use the TFRY Marks only with the prior written consent and approval of TFRY in its sole discretion.

         (c) Upon execution of this Agreement, Distributor shall cooperate with TFRY and shall do all things reasonably required in making whatever application, if any, as required by law in the Territory, to register the TFRY Marks and/or to register Distributor as a "Registered User" of the TFRY Marks, and Distributor shall sign any and all documents necessary for such purpose.


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         (d) Distributor shall promptly notify TFRY in writing of any counterfeiting or infringement of the TFRY Marks which may come to Distributor's attention. Should any such infringement or alleged infringement occur:

                     (i) The commencement, defense, and conduct of any such proceedings shall be initiated by Distributor. If requested by TFRY, Distributor will furnish all reasonable assistance to TFRY in such proceedings and agrees to share equally with TFRY in the costs of any such proceedings.

         (e) Distributor agrees not to use the words "TFRY" or any other work, design or device forming any part of any of the TFRY Marks:

                     (i) During the term of this Agreement, otherwise than as herein authorized; or

                     (ii) After termination of this Agreement, in any manner.

                                   ARTICLE IX
                             UNIFORMITY OF PRODUCTS

         (a) Distributor agrees that all food Products offered for sale in the Machines shall be purchased directly from TFRY unless advised otherwise in writing by TFRY. However, paper goods, packaging, cooking oil and other supplies and materials utilized in connection with the food Products may be purchased by Distributor from any supplier in the Territory with the prior written approval of TFRY.

         (b) In order to establish uniformity of taste and quality of the Products, TFRY has developed and will continue to develop recipes and formulas of ingredients, which ingredients will be made available to Distributor. Such products will be purchased by Distributor at the prevailing prices from time to time, FOB Shipping Point as TFRY determines, and will be utilized by Distributor exclusively as specified by TFRY, unless such products are not supplied by TFRY but are pre-approved in writing by TFRY and TFRY is compensated for its loss of profit on such product.

         (c) Distributor agrees that it will not offer any food Products or utilize any equipment, signage, display cases or other items which may compete with the TFRY Products and which are not purchased from TFRY or any supplier that is not currently approved by TFRY except as may be set forth herein.

                                    ARTICLE X
                         FEES AND FINANCIAL OBLIGATIONS

         (a) In consideration of the right to distribute Products granted herein, Distributor agrees to pay to TFRY the sum of $200,000.00 as consideration solely for the right to distribute Products (less $20,000 which has been previously paid and an additional $20,000 which shall be paid upon execution of this Agreement). These amounts specifically exclude payment for the


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Demonstration Machine as more specifically described in Article I(b) herein.
Such fee shall be deemed fully earned and shall be non-refundable under any and all circumstances and subject to the fee payment terms set forth on Schedule "A." In addition, upon the written request of TFRY, at any time or from time to time, Distributor shall provide any and all information related to Distributor's creditworthiness to act as a Distributor which such creditworthiness shall be determined by TFRY in its sole and absolute discretion. In this regard, credit worthiness shall be determined by TFRY in accordance with but not solely by: (i) evidence provided by Distributor in writing of its ability to meet its financial obligations and commitments to TFRY, including, but not limited to, credit reports, audited or similarly prepared financial statements of Distributor (as is customary in Israel), certified by its accountants, (ii) bank and business references, and (iii) written statement(s) by Distributor as to any pending or threatened litigation and/or any judgment which could materially impair Distributor's ability to conduct its business and/or have a material adverse effect on its financial condition.

         (b) In the event that Distributor is unable to meet TFRY's criteria to establish creditworthiness, TFRY shall have the right to terminate Distributor as a distributor, upon 30 days prior written notice without any liability.

         (c) It is expressly agreed by and between the Parties that as consideration for the grant of distribution rights hereunder by TFRY to Distributor and as an express condition of such grant, Distributor shall purchase from TFRY a minimum number of French Fry Vending Machines upon the terms and conditions set forth on Schedule "A."

         (d) All payments shall be made in U.S. Dollars and in such manner as is specified from time to time by TFRY but may include, without limiting the generality of the foregoing, bank wire transfer, or certified check delivered to TFRY accounts at such place as TFRY may from time to time designate.

         (e) Payment terms for the Machines and Products shall be quoted F.O.B. from any shipping point that TFRY may determine. The exact terms of payment will be mutually agreed to by the Parties before each Machine and/or Product order is shipped. The Distributor shall pay the invoice according to terms set by TFRY. Distributor shall also pay any and all applicable sales, use, import duties, excise taxes, or any other taxes arising from the sale or transfer of TFRY Products. All shipments are at Distributor's risk from the time of TFRY conveyance to Distributor's shipper. Notwithstanding the forgoing, TFRY specifically reserves the right to act at any time in accordance with the provisions of the Uniform Commercial Code to protect its interests when necessary. Any claim of discrepancies in shipments made by Distributor shall be made in writing and sent to TFRY within ten (10) business days after receipt of the shipment.


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                                   ARTICLE XI
                                   DISTRIBUTOR

         (a) Distributor acknowledges that the TFRY Products are unique and distinctive and have been developed by TFRY at great effort, time and expense; that Distributor has regular and continuing access to valuable and Confidential Information, training and trade secrets regarding the Products; and that Distributor recognizes his obligation to fully develop his territory for sales of the Products and accordingly agrees as follows:

                     (i) During the term of this Agreement and any renewal thereof, Distributor shall not, in any capacity whatsoever, either directly or indirectly, individually or as a member of any business organization, except with the prior written consent of TFRY, engage in the sale of any Machines or Products therefore, other than with TFRY.

                     (ii) During the term of this Agreement, or at any time subsequent thereto upon expiration or termination of this Agreement, divulge any aspect of the Products whether expressly stated to be confidential or otherwise to any person.

                     (iii) Distributor shall at all times maintain an inventory of TFRY Products sufficient to satisfy the reasonably anticipated demands of customers located within the Territory. TFRY shall supply all of Distributor's reasonable requirements of TFRY Products for distribution in the Territory, subject to available supplies. TFRY shall not be liable for any delay in shipment arising from or caused by any fire, flood, war, riot, civil disturbance, labor dispute, act of God, material shortage, government regulation or action, or any other cause beyond TFRY's reasonable control. TFRY reserves the right to allocate its available supply of Products in such manner as it may, in its sole discretion, from time to time, determine.

                     (iv) During the term of this Agreement and any renewal thereof, Distributor shall maintain a sufficient inventory of parts to properly maintain, repair, and service TFRY Machines and Products. Distributor shall only use parts which meet the standards of quality established by TFRY from time to time.

                     (v) Distributor shall provide prompt and courteous service to all TFRY customers located within the Territory regardless of whether such customers purchased TFRY Products from Distributor.

                                   ARTICLE XII
                              TRANSFER OF INTEREST

         (a) This Agreement shall enure to the benefit of the successors and assigns of TFRY and may be so assigned at any time in TFRY's sole and absolute discretion.

         (b) TFRY shall not unreasonably withhold its consent to any full transfer or assignment of this Agreement by Distributor, which is subject to the restrictions of this Article,


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provided, however, that TFRY shall not be required to give its consent unless, in addition to the requirements of Article V hereof, the following conditions are met prior to the date of the assignment:

                     (i) For any such proposed full transfer or assignment:

                           1. Distributor shall not be in default under any
provision of the terms of this Agreement or any other agreement ancillary to this Agreement, and shall have continuously distributed Products for a period of not less than twelve (12) consecutive months;

                           2. Distributor has executed a general release in a
form prescribed by TFRY of any and all claims against TFRY;

                           3. The proposed assignee executes such other
documents as TFRY may require in order to assume all of the obligations of this Agreement, to the same extent, and with the same effect, as previously assumed by Distributor, including but not limited to proof of credit worthiness to act as a Distributor, which such credit worthiness shall be determined by TFRY in its sole and absolute discretion.

                           4. A transfer fee has been paid to TFRY in an amount
equal to five percent (5%) of the aggregate cash or cash value consideration paid by the assignee to Distributor (assignor) for the distribution rights, to defray its reasonable costs and expenses in connection with the transfer, including without limitation, the cost of legal and accounting fees, credit and investigation charges, evaluations, retraining and additional supervision. It is agreed that the original cost of the Territory will be deducted from this amount.

         (c) Upon the death or permanent incapacity of a Distributor the following shall apply:

                     (i) TFRY shall have the right, within thirty (30) days of the date upon which TFRY is notified of such death or incapacity not to exceed thirty (30) days from such date (if consistent with applicable local laws) to purchase the interest or any part thereof for cash at the appraised value, such purchase to be completed within sixty (60) days. Such appraised value shall be determined by an independent appraiser selected by TFRY.

                     (ii) If TFRY declines to elect to purchase the interest, within thirty (30) days of the date upon which TFRY is notified of such death or incapacity, the interest may be transferred within a further sixty (60) days by sale to a third party meeting TFRY's then current criteria for new distributors, provided that the requirements of paragraph (b) of this Article are met. If a transfer to an approved transferee cannot be effected within a further one hundred and twenty (120) days, this Agreement shall terminate automatically and TFRY shall have no obligations whatsoever to the Distributor, his successors, heirs, assigns or transferees.

                     (iii) No sale or transfer of the interest shall be approved by TFRY unless the incapacitated Distributor or, in the case of the deceased Distributor, its personal representative


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has agreed to reimburse TFRY for the reasonable costs and expenses it has incurred or may incur in providing, at TFRY's option, one or more interim Distributors to manage the business until a transfer of the interest is effected, if TFRY determines, in its sole and absolute discretion, that such supervision is necessary or desirable.

         (d) TFRY's consent to a transfer of any interest subject to the restrictions of this Article XII shall not constitute a waiver by TFRY of the right to distribute Products granted herein, nor shall it be deemed a waiver of TFRY's right to demand exact compliance with any of the terms of this Agreement by the transferee or assignee. The document effecting the transfer or assignment of any interest subject to the restrictions of this Article XII shall specifically provide that Distributor's obligations hereunder shall continue in full force and effect notwithstanding any such disposition.

         (e) If Distributor has received and desires to accept any bona fide offer to purchase his or its distribution rights hereunder, Distributor or such person shall notify TFRY in writing of the purchase price and terms of such offer, and TFRY shall have the right and option, subject to any limitations of applicable local laws exercisable within thirty (30) days after receipt of such written notification, to send written notice to Distributor or such persons that TFRY or its designee intends to purchase Distributor's interest on the same terms and conditions offered by the third party. Any material change in the terms of an offer prior to closing shall result in a new notification as in the case of the initial offer.

                                  ARTICLE XIII
                                     DEFAULT

         (a) In addition to those events hereinbefore stated to be events of default, it is agreed that the rights granted to Distributor pursuant to this Agreement may be terminated immediately with notice upon the happening of any one or more of the following events:

                     (i) If the Distributor fails to comply with any of the terms and conditions of this Agreement and such failure to comply continues for a period of thirty (30) days after written notice thereof has been given to the Distributor.

                     (ii) If the Distributor fails to comply with any of the terms and conditions of any other agreements entered into pursuant to or collateral to this Agreement, which shall, for the purposes of this Article XIII, be deemed a part thereof.

                     (iii) If the Distributor shall be adjudicated a bankrupt or become insolvent, or if a receiver or other person with like powers shall be appointed (whether temporary or permanent) to take charge of all or substantially all of the Distributor's assets, or if the Distributor shall make a general assignment for the benefit of creditors or a proposal under the Bankruptcy Act (or any similar or successor act), or commence any proceedings to wind-up, liquidate, or dissolve the Distributor's business.


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                     (iv) If any final judgement or judgments in excess of
Twenty-five Thousand Dollars ($25,000.00) or any legal tax lien against the Distributor remains unsatisfied or unbonded of record in excess of thirty (30) days, or if the Distributor shall commit or suffer any default under any security instrument.

                     (v) Other than amounts to be paid to TFRY wherein the provisions of subsections (i) and/or (ii) above respecting default shall apply, if the Distributor does not pay any other indebtedness incurred in connection with the operation of the business contemplated hereby through which the Products are maintained and sold and such indebtedness is not paid within seven
(7) calendar days of notice from TFRY.

                     (vi) If the Distributor fails for a period of more than ten
(10) calendar days to continuously and actively operate its distributorship throughout the Territory in accordance with the terms of this Agreement as may be amended in accordance herewith.

                     (vii) If the Distributor falsifies any statement or report furnished to TFRY or otherwise deliberately provides false information to TFRY; or if the Distributor is convicted of a felony or other crime or impairs the goodwill associated with TFRY Marks.

                     (viii) If the Distributor does any act which constitutes an event of default hereunder for which notices of default have been previously served more than four times in any one calendar year during the term of this Agreement, notwithstanding that any of such events of default may have been cured.

                     (ix) If the Distributor does not order and complete the purchase of the French Fry Vending Machines it is required to purchase pursuant to the terms of this Agreement including any and all schedules attached hereto and made a part hereof, in the manner and at the times therein specified.

                     (x) If the Distributor does not complete the training course to be taken by the Distributor to the satisfaction of TFRY prior to distributing food Products to the public.

                     (xi) If the Distributor fails to maintain the mandatory insurance coverage as set forth in Article XV herein.

         (b) Distributor agrees to pay all reasonable attorney's fees and costs as between an attorney and his own client, and reasonable attorney and/or accounting fees and court costs incurred by TFRY in the event of a violation by Distributor of this Agreement.

         (c) Distributor agrees that in the event of a default hereunder, it shall immediately cease using the name Tasty Fries, Israel, Ltd. throughout the Territory and any other geographic area in which such name is being used by Distributor at which time such name shall immediately revert back to TFRY. Distributor agrees to take any and all action and to execute any and all


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documents which may be required to facilitate the relinquishment and reversion of the name Tasty Fries, Israel, Ltd. to TFRY.

         (d) In case of a default or breach or a threatened default or breach of the terms of this Agreement by Distributor, TFRY shall, in addition to any other remedy it may have, and notwithstanding any other provision hereof, be entitled to an injunction restraining Distributor from committing or continuing to commit any breach of or default under this Agreement, without showing or proving any actual damage sustained by TFRY, which damage is hereby conclusively acknowledged.

                                   ARTICLE XIV
                        RIGHTS AND OBLIGATIONS OF PARTIES
                          ON TERMINATION OR EXPIRATION

         (a) Upon termination or expiration of this Agreement for any reason whatsoever, including the events of default set forth herein, Distributor will immediately discontinue use of all trade names, trademarks, signs, forms of advertising, printed material (collectively referred to herein as the "TFRY Marks") and all other indicia of operation as a TFRY Distributor from its operations. In addition, Distributor will discontinue use of the TFRY color scheme. If the Distributor shall fail or omit to make or cause to be made such discontinuance within seven (7) calendar days after termination or expiration of this Agreement, then TFRY, in addition to any other remedy it may have, shall have the right to enter upon premises and to make or cause to be made such removal of signs, trademarks, trade names and other indicia of operation subject to removal and such removal shall be conducted at the sole expense of Distributor (without being deemed guilty of trespass or any civil wrong), which expense the Distributor agrees to pay on demand.

         (b) TFRY shall retain all fees paid pursuant hereto.

         (c) Any and all obligations of TFRY to Distributor under this Agreement shall immediately cease and terminate.

         (d) In no event shall termination or expiration of this Agreement for any reason whatsoever affect Distributor's obligation to take or abstain from taking action in accordance with this Agreement.

         (e) It is understood by Distributor that rights in and to TFRY Marks and any part thereof or addition thereto and the use thereof shall be and remain the property of TFRY. Distributor shall confirm same in writing and shall further assign, transfer and convey to TFRY by such instrument in writing as may be requested, all additional rights which may be acquired, if any, by reason of the use of said name of Distributor.

         (f) TFRY shall have the option to purchase, at Distributor's cost less twenty-five (25%) percent, all or any portion of inventory of any kind bearing the TFRY Marks, including,


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but not limited to, French Fry Vending Machines, equipment, vehicles, and any other items Distributor may have in stock at the time of such termination or expiration.

         (g) Distributor shall cause immediate discontinuance of all advertising or other public display or publication of the words "Tasty Fries" or other approved language and, in the event that such action is not taken by Distributor as provided hereby, Distributor hereby irrevocably appoints TFRY as Distributor's attorney in-fact to carry out such acts at Distributor's sole expense.

         (h) Distributor will immediately pay any and all amounts owing to TFRY and its subsidiaries and affiliates.

         (i) Distributor shall not, in any capacity whatsoever, either directly or indirectly, individually or as a member of any business organization, engage in the preparation or sale of any TFRY or other approved TFRY Product, or have any employment or interest in a firm engaged in the preparation or sale of such Products within the Territory or within thirty (30) miles of any other Distributor's exclusive or non-exclusive territory for a period of three (3) years following such termination. Distributor acknowledges and agrees that this restriction upon subsequent activities is necessary in view of the Confidential Information and expertise Distributor will acquire pursuant to the terms of the Agreement and will cause TFRY irreparable and substantial damage in the event of breach of these provisions. The Distributor has the option to cancel this Agreement by giving six (6) months prior written notice. Notwithstanding such notice, no refund shall be given of any payments made by Distributor to TFRY.

                                   ARTICLE XV
                                    INSURANCE

         (a) Distributor agrees to place and keep in effect during the term of this Agreement, with an insurance company approved by TFRY, public liability insurance in an amount in U.S. dollars of no less than One Million Dollars ($1,000,000), in case of damage or injury to one person, no less than One Million Dollars ($1,000,000), in case of damage or injury to more than one person, property damage insurance of One Million Dollars ($1,000,000) in case of damage or injury to one person. Proof of the requisite insurance coverage shall be furnished to TFRY prior to the delivery of the first Machine. This insurance requirement may be amended by TFRY in its sole and absolute discretion based on the feasibility of obtaining such insurance in the Territory at reasonable rates.

         (b) Distributor shall secure and maintain workers' compensation and employer's liability insurance covering all of its employees or similar insurance as may be available in the Territory.

         (c) It is specifically agreed that the insurance coverage required by paragraph (c) be kept in effect and shall be subject to review by TFRY in order to ensure adequate insurance protection throughout the term of this Agreement. TFRY may, from time to time, and in its sole


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discretion, require Distributor upon thirty (30) days written notice, to obtain additional insurance beyond the requirements of paragraph (a).

         (d) All insurance shall be in amounts and with carriers acceptable to TFRY, and shall be evidenced by certificates of insurance showing TFRY as a named insured (or loss payee as the case may be) and providing that coverage shall not be terminated or canceled without thirty (30) days prior written notice to TFRY.

                                   ARTICLE XVI
                             INDEMNIFICATION OF TFRY

         (a) Distributor agrees to protect, indemnify, and save TFRY, its affiliates, subsidiaries, partners, stockholders, directors, officers, agents (other than Distributor) and employees of its partners harmless from any and all loss, damage, liability, expenses, attorney's fees and costs incurred by any of them because of any action, matter, thing, or conduct of Distributor and/or Distributor's business or its agents, servants, employees, customers and guest in, on, or connected with the storage, transport, installation, sale or servicing, preparation, and cooking of Products.

                                  ARTICLE XVII
                             APPEARANCE OF MACHINES

         (a) Distributor shall see to it that all Machines in the Distributor's Territory are in good repair, and shall refurbish, repair, and maintain each French Fry Vending Machine as necessary or as required by TFRY in order to ensure that at all times and in all instances, safe and reputable Products are provided to the public.

                                  ARTICLE XVIII
                              RENEWAL OF AGREEMENT

         (a) Unless terminated as provided herein, Distributor shall have the option, pursuant to such procedures as may be required by TFRY at the expiration of the initial term of this Agreement, to renew the license granted hereunder at each ten (10) year expiration date as long as all contractual conditions of such new distributorship agreement are met in the sole and absolute discretion of TFRY, by executing TFRY's then current form of Distributorship Agreement provided that:

                     (i) Distributor gives TFRY written notice of its election to renew not less than three (3) months nor more than nine (9) months prior to the expiration of the then current term and, Distributor executes a general release under seal, in a form prescribed by TFRY, of any and all claims against TFRY, its affiliates, stockholders, directors, officers and employees, and

                     (ii) Distributor at the time of notice of election to renew and at the end of the then-current term is not in default of any of the terms or conditions of this Agreement or any


                                                                       _______
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other agreement between Distributor and TFRY or its affiliates, and has materially complied with the terms and conditions of all such agreements during the term of this Agreement, and

                     (iii) All of Distributor's accrued monetary obligations to TFRY and its subsidiaries and affiliates have been satisfied prior to renewal, and timely met throughout the term of this Agreement.

         (b) Upon renewal of this Agreement, no additional distributorship fee will be due; however, it is specifically agreed that Distributor will, upon renewal, be charged by TFRY a sum which shall be equal to TFRY's estimated costs incurred in connection with such renewal plus an administrative fee equal to fifteen (15%) percent of such costs.

                                   ARTICLE XIX
                             RELATIONSHIP OF PARTIES

         (a) The relationship between TFRY and Distributor is that of vendor and purchaser and Distributor is an independent contractor and shall not have authority to act for or to bind TFRY in any way or to in any way represent that TFRY is responsible for any act of Distributor. TFRY and Distributor are not and shall not be considered as joint venturers, partners, or agents of each other, or anything other than manufacturer and Distributor and neither shall have the power to bind or obligate the other than as set forth in this Agreement. Distributor shall bear sole responsibility for any statements or claims of Distributor regarding the Products which have not been authorized in advance and in writing by TFRY. Distributor shall indemnify TFRY and save TFRY harmless from and against any and all liability, loss, damages, costs or expenses which TFRY may incur in the event Distributor does not comply with the obligations specified in this Article XIX.

         (b) The Parties further agree that the relationship created by this Agreement is not a fiduciary, employer-employee, or franchisor-franchisee relationship.

                                   ARTICLE XX
                          DISTRIBUTOR'S RESPONSIBILITY

         (a) Distributor acknowledges that his success in the distribution of Products contemplated to be undertaken by Distributor pursuant to this Agreement is speculative and depends primarily upon the ability of Distributor as an independent business organization. Distributor acknowledges that neither TFRY nor any other person has guaranteed or warranted that Distributor will succeed in the operation of this business venture.

         (b) Distributor further acknowledges that there have been no representations, promises, or guarantees of warranties of any kind made by TFRY or its agents or representatives to induce Distributor to execute this Agreement, except as specifically set forth in this Agreement and further, that Distributor has received all information which he has requested


                                                                       _______
                                                                       Initial
concerning the business operation of TFRY which, in the opinion of Distributor, is necessary to decide whether to enter into this Agreement.

         (c) Distributor further acknowledges that independent legal advice had been sought in the preparation of this Agreement.

         (d) Distributor further acknowledges that the Distributor warrants and represents that it is duly organized under the laws of the jurisdiction in which it will do business and the person executing this Agreement has the authority to do so.

                                   ARTICLE XXI
                                     NOTICES

         (a) All notices to TFRY required by the terms of this Agreement shall be sent by registered mail, addressed to TFRY at its office at:

                           650 Sentry Parkway, Suite One
                           Blue Bell, PA 19422

                  (or such other address as TFRY shall designate in writing) or by telefax, telecopy or other electronic means of communication to such address.

         (b) All notices to Distributor required by the terms of this Agreement shall be personally delivered to or sent by registered mail, addressed to the Distributor at:

                  or such other address as Distributor shall designate in writing) or by telefax, telecopy or other electronic means of communication to such address.

         (c) All notices to either party required by the terms of the Agreement shall be deemed to have been received:

                     (i) in the case of hand delivery or telefax, telecopy or other electronic communication, upon actual receipt thereof and not the date of receipt of confirming mail); and

                     (ii) in the case of notice sent by registered mail, ten
(10) business days after the date of mailing.

                                  ARTICLE XXII
                    INTERPRETATION AND EXECUTION OF AGREEMENT

         (a) This Agreement shall be construed and interpreted in accordance with the laws of the State of Pennsylvania.


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



         (b) This Agreement (inclusive of any and all schedules attached hereto and made a part hereof) contains the entire Agreement of the Parties and no representations, inducements, promises, or agreements, oral or otherwise, not embodied herein, were made by TFRY and none shall be of any force or effect.

         (c) Nothing in this Agreement shall bar or restrict TFRY's right to obtain injunctive relief under applicable law.

         (d) Distributor, by execution of this Agreement, submits itself and its officers, directors and/or principals to the jurisdiction of the state and federal courts of Montgomery County, Pennsylvania and waives any and all claims of lack of jurisdiction, whether in personam,in rem or other.

                                  ARTICLE XXIII
                          SEVERABILITY AND CONSTRUCTION

         (a) Each section, part, term and provision of this Agreement, and any portion thereof shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule, or regulation in a final unappealable ruling issued by any court, agency, or tribunal with valid jurisdiction in a proceeding to which TFRY is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise valid and which shall remain binding on the Parties and continue to be given full force and effect.

                                  ARTICLE XXIV
                          WRITTEN APPROVALS AND WAIVERS

         (a) TFRY shall not be deemed to have waived or impaired any right, power or option reserved by this Agreement (including, without limitation, its right to demand Distributor's exact compliance with every term, condition, and covenant herein, or to declare any breach thereof a default and to terminate this license prior to the expiration of its term), by virtue of any custom or practice of the Parties at variance with the terms hereof, any failure by TFRY to demand strict compliance with this Agreement, any forbearance, delay, failure or omission by TFRY to exercise any right, power or option, whether of the same, similar or different nature, against Distributor or other Distributorships, or the acceptance by TFRY of any payments due from Distributor after any breach of this Agreement.

                                   ARTICLE XXV
                      NON-PERFORMANCE DUE TO FORCE MAJEURE

         (a) If the performance of any of the obligations set out in this Agreement by any one of the Parties is interrupted or prejudiced by:


                                                                       _______
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



                     (i) fire, explosion, collapse, strike, lockout, labor dispute, failure or lack of transport, fortuitous or accidental, as well as, floods, failure or lack of manpower or raw material; or

                     (ii) war, revolution, civil war, public calamity; or

                     (iii) any law, decree-law, regulation, government order or other Government act; or

                     (iv) any other cause beyond the control of the parties, as determined by TFRY in its sole and absolute discretion.

         (b) The Party affected will be free of responsibility for not fulfilling its obligation to the extent of the impediment it has suffered, provided that the other Party is promptly notified of same in writing.

         AS WITNESS the hands and seals of the duly authorized representatives of the Parties hereto as of the day and year first above written.

                                       TASTY FRIES, INC.


                                       By:/S/
                                          ------------------------------------
                                       Edward Kelly, President


                                       DISTRIBUTOR: TASTY FRIES, ISRAEL, LTD.

                                       By:/S/
                                          ------------------------------------


                                                                       _______
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



                                   SCHEDULE A

                  TERRITORY:                Israel, Jordan and Egypt1

                  PRICE:                    $200,000.00
                  DOWN PAYMENT:             $ 40,000.00

                  BALANCE                   $160,000.00

To maintain Distributorship, Distributor must purchase a minimum of one hundred
(100) Machines per year for three (3) years with an option thereafter to purchase additional Machines during the remaining seven (7) years of the Agreement at the then current cost per Machine. This minimum purchase requirement begins on the Effective Date as defined in Article I(a) hereof.

Any and all payments made to TFRY, Inc. are payable in U.S. Dollars only. Payments will be issued by bank wire or certified cashiers' checks only. Payment terms shall be in accordance with Article X(e) hereof.

An additional Five Hundred ($500.00) Dollars will be added to the cost of each Machine sold into the Territory for the first three hundred (300) Machines. This will reduce the cost of the Territory accordingly. The balance of $10,000 shall thereafter be made by Distributor either (i) in one lump sum payment on the first business day of the month preceding the purchase of the last Machine or Machines, or (ii) by adding $500 to the cost of the next 20 Machines ordered if the option to purchase additional Machines is exercised. If less than 20 Machines are ordered, any balance shall be paid in cash by Distributor prior to shipment of such additional Machines.






--------
1

Such Territory currently includes the Golan Heights, the Gaza Strip and the West Bank. If any one or more of such areas becomes one or more independent sovereign states during the term of this Agreement or any renewal thereof, TFRY will determine whether such independent sovereign state or states will be included as part of the Territory going-forward based upon the investment made by the Distributor in each of such areas during the term of the Agreement.


                                                                       _______
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



                            DISTRIBUTORSHIP AGREEMENT

This Agreement made this 19th day of October, 1994.

BETWEEN: TASTY FRIES, INC.
         (hereinafter referred to as "TFRY")
         located at 11098 Biscayne Boulevard,
         Suite 403,
         Miami, Florida 33161

         with principal executive offices at:
         650 Sentry Parkway, Suite One,
         Blue Bell, Pennsylvania 19422

and

         MOYSES FERMAN REPRESENTACOES INTERNACIONAIS LTDA., a Brazilian limited company with principal offices at:
         Rua da Cevada, 93, Conj. 614
         21011 Rio de Janeiro, RJ, Brazil

         (hereinafter referred to as "Distributor"):

         WITNESSETH:

         WHEREAS, TFRY owns the rights to manufacture, distribute and sell a fully automated french fry vending machine;

         WHEREAS, TFRY is the owner of a distinctive type of marketing, preparation and vending machine sale of TFRY french fry food products; and;

         WHEREAS, TFRY has developed and adopted for its own use and for the use of its Distributors a unique system of TFRY product preparation and vending machine sale, consisting in part of the unique french fry vending machines, distinctive advertising, signs, food presentation and formula secret recipes (collectively the "Products"); and

         WHEREAS, in addition to valuable goodwill, TFRY owns the valuable trade name and design of TFRY in addition to various patents, trademarks, service marks, copyrights, tradenames, slogans, designs, insignia, emblems, symbols, package designs, logos and other proprietary identifying characteristics (collectively, the "TFRY Marks") used in relation to and in connection with the Products, and

         WHEREAS, DISTRIBUTOR wishes, upon the terms and conditions hereinafter set forth, to enter into the business of distributing TFRY Products on an exclusive basis in the Territory of BRAZIL and to benefit from the expertise and experience of TFRY in its field; and

         WHEREAS, TFRY is willing to permit Distributor to use TFRY Marks as aforesaid, together with the retail sale of TFRY French Fry Vending Machine and its products upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants herein contained and promises herein expressed for other good and valuable consideration, receipt whereof is hereby acknowledged, do hereby agree as follows:

                                    ARTICLE I
                            DISTRIBUTORSHIP AGREEMENT

         A. Subject to the provisions of this Agreement and the performance of its covenants and obligations, TFRY hereby grants Distributor an exclusive right and license to distribute all TFRY Products and to use the TFRY Marks in the retail sale thereof within the territorial boundaries set forth and more particularly described in Schedule "A" attached hereto and forming part of this Agreement (the "Territory") for a term of ten (10) years commencing on the "Effective Date". The "Effective Date" is defined as the date on which TFRY demonstrates its capacity to ship machines for use by consumers, other than demonstrator machines for use by the Distributor.

                  The parties specifically acknowledge and agree that the restriction of operation to the Territory identified herein is an essential and indispensable term of this Agreement.

                   DISTRIBUTORS'S SPECIFIC TERRITORIAL RIGHTS

         1. The Distributor shall have the exclusive right in his Territory to sell the TFRY French Fry Vending Machine and TFRY's attendant Products to all users in the Territory.

         2. In the event that TFRY machines are sold by the parent company for use in the Distributor's Territory, the Distributor shall earn its full Distributors's profit. This provision is contingent upon his consent to supply and service these machines.

         3. The Distributor shall receive its full profit if machinery is sold to clients in his Territory for installation in areas outside of his Territory. Except that in the event the machinery is sold into another Distributor's Territory, the Distributor profit shall be seventy (70%) percent to the originating Distributor and thirty (30%) percent to the Territorial Distributor.

         4. The Distributor in his exclusive Territory will receive thirty percent (30%) of the full Distributor's profit in such event that there are installed in his Territory TFRY machines resulting from any other type of sale other than directly by Distributor. The Distributor, in order to earn the Distributor's profit, is obligated to supply and service these machines.

         5. TFRY and Distributor will continue good faith negotiations to allow for a three phase implementation in the Territory: 1) direct export of machines and potato to Brazil, as provided herein; 2) technology transfer (potato pellet dehydration) and fabrication of potato product in Brazil; and 3) machine parts export to Brazil for Brazilian assembly of same.

         6. Distributor shall have the right to adapt operating procedures to the conditions prevailing in the Territory, subject to approval by TFRY, including, but not limited to, coin operation mechanisms, use of tokens instead of coins or paper currency, electrical current and different methods of handling materials and components.

         7. Distributor shall have the right to assign the rights and delegate the duties herein to sub-distributors within the Territory. Distributor shall maintain at all times the duty to supervise the operations of all such sub-distributors.

                                   ARTICLE II
                               OBLIGATIONS OF TFRY

         TFRY agrees to assist Distributor in distributing Products by way of retail sale in the following manner:

         A. TFRY will conduct, at no charge, certain sales and maintenance training programs in its headquarters training school which Distributor and one key employee may attend. All costs and expenses incurred by Distributor in traveling to or attending the training program shall be borne by Distributor.

         B. TFRY agrees to provide to Distributor, as it is available from time to time, exchange of information relating to the Products and additional types of products as may be authorized by TFRY from time to time for sale pursuant to this Agreement, and which, when authorized, will also constitute "Products" for all purposes herein, at such times and in such detail as TFRY shall deem appropriate.

         C. If TFRY provides credit or financing to Distributor, the TFRY may take a security interest in all TFRY products sold to Distributor, and Distributor shall take such actions and execute and deliver such documents as TFRY may request in order to perfect or protect such security interest.

                                   ARTICLE III
                            CONFIDENTIAL INFORMATION

         A. The parties hereto covenant and agree that any Confidential Information disclosed to the Distributor relating directly or indirectly to the vending machines and their component parts of the ingredients, preparation or sale of any of the Products will remain the property of TFRY at all times and will, if disclosed in any tangible format, be returned to TFRY upon demand and, in any event, upon termination of this Agreement.

         B. It is expressly understood and agreed by Distributor that the confidential Information described above constitutes highly confidential trade secrets and Distributor agrees that neither he nor any of his employees will reveal any of such Confidential Information being revealed or reproduced.

                                   ARTICLE IV
                 STANDARDS OF OPERATION AND SUPERVISION BY TFRY

         Distributor agrees to conduct its business in a manner consistent with the standards set forth in this Agreement. It is expressly understood that these standards may change from time to time, and are in addition to and not in substitution for any standards set forth in this Agreement.

         In order to preserve the value and goodwill of TFRY and related goodwill of other TFRY Distributors and to promote the purpose of this Agreement, the parties hereto agree as follows:

         1. Distributor will use and distribute the Products as herein contemplated strictly in accordance with the terms of this Agreement.

         2. Unless approved in writing by TFRY, Distributor will not develop, produce, sell, advertise for sale or give away any product which might reasonably compete with the Products and all food Products will be prepared in accordance with the specific formulas or utilizing the ingredients purchased from or specified by TFRY. It is expressly understood that the conditions and restrictions expressed herein are for the purposes of ensuring quality control, health and safety standards and uniformity of Products sold in conjunction with the TFRY Marks.

         3. TFRY may from time to time of her guidance to Distributor relative to retail prices for Products offered for retail sale that in TFRY judgment constitute good business practice.

         4. Distributor will use its best efforts to see to it that its customers maintain suitable signs (which signs shall be approved by TFRY) at, on or near the front of any premises within which its french fry vending machines are located, describing the premises having Products available for retail sale.

                  Any translation from the English language or deviation from TFRY approved designs contained in such sign shall require the prior written approval of TFRY.

         5. It is the Distributor's responsibility to ensure that all food products sold by Distributor hereunder will be of the highest and safest quality, and the service relating to any such sale hereunder will comply with the instructions and standards provided by TFRY in preparing the food Products, or with any other further written requirements of TFRY as they are communicated to Distributor from time to time.

         6. It is the Distributor's responsibility to ensure that it will maintain all french fry vending machines by which its business is conducted in conformity with the high quality, style and cleanliness required of similar french fry vending machines now operated in connection with TFRY Marks and will be responsible that the operation of such machines by its customers be conducted in a clean, orderly, legal and respectable standard of business including. without limitation, cleaning and sanitation of the french fry vending machines, disposal of stale, spoiled or unmerchantable food Products, replacement of cooking oil at specified intervals, replacement or repair of display merchandise, replacement of outdated or obsolete machines (including its component parts), equipment and signs. Distributor shall see that its customers comply with all applicable ordinances, health and safety regulations, laws and statutes governing the operation of such premises and the sale of products, including all criminal and quasi-criminal laws and regulations.

         7. Distributor's exclusive remedy for any damage to or defect in any TFRY Product sold hereunder shall be limited to the repair or the replacement of the damaged article, as determined by TFRY at its sole discretion. In no event shall TFRY be liable for any incidental or consequential loss or damage, including but, not limited to, loss of profits or any other economic loss, suffered or incurred by Distributor as a result of or in connection with any defective or damaged product sold hereunder.

         8. TFRY warrants that title to all TFRY Products transferred hereunder will be free and clear of all liens, security interests or other claims, and that such products shall comply with the terms and conditions of the limited warranty certificate included with each TFRY Product and issued to original purchasers by TFRY.

         C. TFRY or TFRY supervisory personnel shall have the right to enter upon any premises in which Distributor conducts its business at any reasonable time for the purposes of examining, conferring with Distributor's employees, inspecting and checking perishable and nonperishable food supplies, vending machines, and other equipment and in determining whether the distribution of Product is being conducted in accordance with the aforesaid standards and within the terms of this Agreement. In the event any such inspection indicates a deficiency or unsatisfactory condition or conditions, Distributor shall, within forty-eight (48) hours and, if not capable of being corrected or repaired within such time, shall within such period of time commence such correction or repair and thereafter diligently pursue the same to completion. In the event of failure of Distributor to comply with the foregoing obligations to correct and repair, TFRY, in addition to any other remedies conferred in this Agreement, shall have the right to forthwith make or cause to be made, such corrections or repairs, the expenses thereof, including board, lodging, wages and transportation of TFRY personnel, attorneys' fees and other living expenses, shall be paid by the Distributor immediately upon billing by TFRY. Nothing in this paragraph shall in any way limit TFRY other rights hereunder.

                                    ARTICLE V
                            COMMENCEMENT OF BUSINESS

         A. Distributor agrees to obtain, prior to commencement of its distribution business, pursuant to this Agreement, all licenses, approvals, inspections, permits or any other certification which may be required by any competent public authority for the lawful operation of its business and to keep the same in good standing during the term hereof.

                                   ARTICLE VI
                     USE OF TFRY NAME, MARKS AND ADVERTISING

         A. During the term of this Agreement, and any renewals hereof, Distributor shall advertise sale of the Products under the trade name of "Tasty Fries Hot French Fries" or one or more mutually agreed-upon non-English language substitutes within the Territory, and will diligently promote and make every reasonable effort to steadily increase sales of the Products by proper use of all advertising media.

         B. No design, advertisement, sign or form of publicity, including form, color, number, location and size, shall be used by Distributor in connection with sale of the Products unless the same shall have been first submitted to TFRY and approved in writing. Upon notification from TFRY, Distributor will cause to be removed any objectionable advertising material and, if required, cause to be published any retraction in a form and manner consistent with that of the objectionable advertising materials. In the event said materials are not removed within seven (7) days after notice, TFRY or its authorized agents, may at any time, enter upon Distributor's premises, or elsewhere and remove any objectionable advertising material and may keep or destroy such materials without paying therefore and without being guilty of trespass or other civil or criminal wrong.

         C. All printed materials, including, but not limited to, product carrying bags, product wrapping, cups, napkins, posters or other printed material used in connection with the distribution by retail sale of the Products shall bear TFRY Marks as suggested by TFRY, and such use will indicate that TFRY Marks are registered Marks.

         D. Distributor shall act prudently and in conformity with all laws, regulations, ordinances, or other requirements which may affect the utilization of the TFRY to ensure that the Marks are not jeopardized, diminished or damaged in any manner and Distributor agrees to indemnity and save harmless TFRY for any damage or expense occasioned directly or indirectly by Distributor's improper use of said Marks.

         E. Any contractual arrangement of any kind for advertising under the trade name "Tasty Fries Hot French Fries" or utilizing the TFRY Name, entered into by Distributor shall expressly provide for termination with no greater than then (10) days written notice.

                                   ARTICLE VII
                                   TFRY MARKS

         A. TFRY hereby grants to Distributor for the term of this Agreement the exclusive right and license to use the TFRY Marks within the Territory but only in connection with the distribution of TFRY Products which Distributor is permitted to sell hereunder and the extent and manner of use of the TFRY Marks shall be subject to TFRY approval and to the extent that such Marks can be used legally in the Territory.

         B. Distributor shall be entitled to assign or sublicense his rights to use the TFRY Marks without the written consent and approval of TFRY.

         C. Upon execution of this Agreement, Distributor shall cooperate with TFRY and shall do all things reasonably required in making whatever application, if any, as required by law in the Territory, to register the TFRY Marks and/or to register Distributor as a "Registered User" of the TFRY Marks and Distributor shall sign any document necessary for the purpose.

         D. Distributor shall notify TFRY forthwith in writing of any counterfeiting or infringement of the TFRY Marks which may come to Distributor's attention. Should any such infringement or alleged infringement occur:

                  1. The commencement, defense, and conduct of any such proceedings shall be initiated by Distributor. If requested by TFRY, Distributor will furnish all reasonable assistance to TFRY in such proceedings and agrees to share equally with TFRY in the costs of any such proceedings.

         E. Distributor agrees not to use the words "TFRY" or any other work, design or device forming or forming any part of any of the TFRY Marks:

                  1. During the term of this Agreement, otherwise than as herein authorized; or

                  2.  After termination of this Agreement, in any manner.

                                  ARTICLE VIII
                             UNIFORMITY OF PRODUCTS

         A. The reputation and goodwill of TFRY products is based upon, and can be maintained and enhanced, only by the sale of consistently high quality Products to the satisfaction of customers who rely upon the uniformly high quality of such products. Distributor therefore agrees that all food Products offered for sale in the vending machines shall be, initially, purchased directly from TFRY. However, paper goods, packaging, cooking oil and other supplies and materials utilized in connection with the food products may be purchased by Distributor from any supplier in the Territory with TFRY approval.

         B. In order to establish uniformity of taste and quality of the Products, TFRY has developed and will continue to develop recipes and formulas of ingredients, which ingredients will be made available to Distributor. Such products will be purchased by Distributor at the prevailing prices from time to time, FOB Shipping Point as TFRY determines, and will be utilized by Distributor exclusively as specified by TFRY, unless products are not supplied by TFRY but are approved by TFRY and TFRY is compensated for its loss of profit on such product.

         C. Distributor agrees that he will not offer any food product or utilize any equipment, signage, display cases or other items which may compete with the Products and which are not purchased from TFRY or any supplier that is not currently approved by TFRY.

                                   ARTICLE IX
                         FEES AND FINANCIAL OBLIGATIONS

         A. In consideration of the right to distribute Products granted herein, Distributor agrees upon execution of this Agreement, to pay to TFRY, the sum of TWO HUNDRED FIFTY THOUSAND ($250.000.00), as consideration solely for the right to distribute Products. Such right shall be acquired, in full, upon the Effective Date of this Agreement, whereupon such fee shall be fully earned and non-refundable under any circumstances whatsoever and subject to the fee payment in Schedule "A".

         B. It is expressly agreed b.;tween the parties that as consideration for the grant of distribution rights hereunder by TFRY to Distributor and as an express condition of such grant, that Distributor purchase from TFRY a minimum number of french fry vending machines upon the terms and conditions set forth on Schedule "A" attached hereto and forming a part of this Agreement.

         C. Unless otherwise specified herein, all amounts stated herein or payments to be made to TFRY under this Agreement shall be in U.S. Dollars. Such payments shall be made in such manner as is specified from time to time by TFRY but may include, but without limiting the generality of the foregoing, bank wire transfer, or certified check delivered to TFRY accounts at such place as TFRY may from time to time designate.

         D. During the term of this Agreement and any renewal thereof, Distributor agrees that all payments will be made in United States (U.S.) Dollars. TFRY products shall be quoted F.O.B. from any shipping point that TFRY may determine. Dealer shall pay the invoice according to terms set by TFRY. Distributor shall also pay any and all applicable sales, use, import duties, excise taxes, or any other taxes arising from the sale or transfer of TFRY Products. All shipments are at Distributors risk from the time of TFRY conveyance to Distributors shipper. Notwithstanding the forgoing, TFRY specifically reserves the right to act at any time in accordance with the provisions of the Uniform Commercial Code to protect its interests when necessary. Any claim of discrepancies in shipments made by Distributor shall be made in writing and sent to TFRY within ten (10) business days after receipt of the shipment.

                                    ARTICLE X
                                   DISTRIBUTOR

         A. Distributor acknowledges that the TFRY Products are unique and distinctive and have been developed by TFRY at great effort, time and expense; that Distributor has regular and continuing access to valuable and confidential information, training and trade secrets regarding the Products; and that Distributor recognizes his obligation to fully develop his territory for sales of the Products and accordingly agrees as follows:

         1. During the term of this Agreement and any renewal thereof, Distributor shall not, in any capacity whatsoever, either directly or indirectly, individually or as a member of any business organization, except with the prior written consent of TFRY, engage in the sale of any french fries vending machine or supplies therefore, other than TFRY.

         2. During the term of this Agreement, or upon expiration or termination of this Agreement, divulge any aspect of the Products whether expressly stated to be confidential or otherwise to any person.

         3. Distributor shall at all times maintain an inventory of TFRY Products sufficient to satisfy the reasonably anticipated demands of customers located within the Territory. TFRY shall supply all of Distributors reasonable requirements of TFRY Products for distribution in the Territory, subject to available supplies. TFRY shall not be liable for any delay in shipment arising from or caused by any fire, flood, war, riot, civil disturbance, labor dispute, act of God, material shortage, government regulation or action, or any other cause beyond TFRY reasonable control.

         4. During the term of this Agreement and any renewal thereof, Distributor shall maintain a sufficient inventory of parts to properly maintain, repair, and service TFRY Products. Distributor shall only use parts which meet the standards of quality established by TFRY from time to time. Distributor shall provide prompt and courteous service to all TFRY customers located within the Territory regardless of whether such customers purchased TFRY products from Distributor.

                                   ARTICLE XI
                              TRANSFER OF INTEREST

         This Agreement shall enure to the benefit of the successors and assigns of TFRY and may be so assigned at any time.

         TFRY shall not unreasonably withhold its consent to any full transfer or assignment of this Agreement, which is subject to the restrictions of this Article, provided, however, that TFRY shall not be required to give its consent unless, in addition to the requirements of Article IV hereof, the following conditions are met prior to the date of the assignment:

         1.        For any such proposed full transfer or assignment:

                  (a) Distributor shall not be in default under any provision of the terms of this Agreement or any other agreement ancillary to this Agreement, and shall have continuously distributed products for a period.of not less than twelve (12) months;

                  (b) Distributor has executed a general release in a form prescribed by TFRY of any and all claims against TFRY;

                  (c) The proposed assignee executes such other documents as TFRY may require in order to assume all of the obligations of this Agreement, to the same extent, and with the same effect, as previously assumed by distributor;

                  (d) The proposed assignee executes such other documents as TFRY may require in order to assume all of the obligations of this Agreement, to the same extent, and with the same effect, as previously assumed by distributor;

                  (e) A transfer fee has been paid to TFRY in an amount equal to five percent (5%) of the aggregate cash or cash valued consideration paid by the assignee to assignor for the distribution rights, to def ray its reasonable costs and expenses in connection with the transfer, including without limitation, the cost of legal and accounting fees, credit and investigation charges, evaluations, retraining and additional supervision. It is agreed that the original cost of the territory will be deducted.

         C. Upon the death or permanent incapacity of a Distributor the following shall apply:

                  1. TFRY shall have the right, within thirty (30) days of the date upon which TFRY is notified of such death or incapacity (if consistent with applicable local laws) to purchase the interest or any part thereof for cash at the appraised value, such purchase to be completed within sixty (60) days.

                  2. If TFRY declines to elect to purchase the interest, within thirty (30) days of the date upon which TFRY is notified of such death or incapacity, the interest may be transferred within a further sixty (60) days by sale to a third party meeting TFRY's then current criteria for new distributors, provided that the requirements of paragraph D of this Article are met. If a transfer to an approved transferee cannot be effected within a further one hundred and twenty (120) days, this Agreement shall terminate and automatically.

                  3. No sale or transfer of the interest shall be approved by TFRY unless the incapacitated Distributor or personal representative has agreed to reimburse TFRY for the reasonable costs and expenses it has incurred or may incur in providing fat TFRY option) one or more interim Distributors to manage the business until a transfer of the interest is effected, if TFRY determines, in its discretion, that such supervision is necessary or desirable.

         D. TFRY's consent to a transfer of any interest subject to the restrictions of this Article shall not constitute a waiver by TFRY of the right to distribute products granted herein, nor shall it be deemed a waiver of TFRY right to demand exact compliance with any of the terms of this Agreement by the assignee. The document effecting the transfer or assignment of any interest subject to the restrictions of this Article shall specifically provide that Distributor's obligations hereunder shall -continue in full -force and effect notwithstanding any such disposition.

         E. If Distributor has received and desires to accept any bona fide offer to purchase his or its distribution rights hereunder, Distributor or such person shall notify TFRY in writing of the purchase price and terms of such offer, and TFRY shall have the right and option subject to any limitations of applicable local laws exercisable within thirty (30) days after receipt of such written notification), to send written notice to Distributor or such persons that TFRY or its designee intends to purchase Distributor's interest on the same terms and conditions offered by the third party. Any material change in the terms of an offer prior to closing shall result in a new notification as in the case of the initial offer.

                                   ARTICLE XII
                                     DEFAULT

         A. In addition to those events herein before stated to be events of default, it is agreed that the rights granted to Distributor pursuant to this Agreement may be terminated forthwith with notice upon the happening of any one or more of the following events, except that TFRY must be in compliance with the terms and conditions of this distribution agreement:

                  1. If the Distributor fails to comply with any of the terms and conditions of this Distributorship Agreement and such failure to comply continues for a period of thirty (30) days after written notice thereof has been given to the Distributor.

                  2. If the Distributor fails to comply with any of the terms and conditions of any other agreements entered into pursuant to or collateral to this Agreement.

                  3. If the Distributor shall be adjudicated a bankrupt or become insolvent, or if a receiver or other person with like powers shall be appointed (whether temporary or permanent) to take charge of all or substantially all of the Distributor's assets, or if the Distributor shall make a general assignment for the benefit of creditors or a proposal under the Bankruptcy Act for any similar or successor Act), or commence any proceedings to wind-up, liquidate, or dissolve the distributor's business.

                  4. If any judgement or judgments in excess of ONE THOUSAND DOLLARS ($1,000.00) or any legal tax lien against the Distributor remains unsatisfied or unbonded of record in excess of thirty (30) days, or if the Distributor shall commit or suffer any default under any security instrument.

                  5. Other than amounts to be paid to TFRY wherein the provisions of subsections (a) and (b) above respecting default shall apply, if the Distributor does not pay any other indebtedness incurred in connection with the operation of the business through which the products are maintained and sold and such indebtedness is not paid within seven (7) days of notice from TFRY.

                  6. If the Distributor fails to continuously and actively operate its distributorship throughout the Territory.

                  7. If the Distributor falsifies any statement or report furnished to TFRY or otherwise deliberately provides false information to TFRY; or if the Distributor is convicted of a felony or other crime or impairs the goodwill associated with TFRY Marks.

                  8. If the Distributor commits acts of default for which notices of default have been served more than four times in any one calendar year during the term, notwithstanding that such defaults may have been cured.

                  9. If the Distributor does not order and complete the purchase of the french fry vending machines it is required to purchase pursuant to the terms of this Agreement in the manner and at the times therein specified.

                  10. If the Distributor does not complete the training course to be taken by the Distributor prior to distributing food product to the public to the satisfaction of TFRY.

                  11. Distributor will pay all attorney's fees as between an attorney and his own client, accounting fees and court costs incurred by TFRY in the event of a violation by Distributor of this agreement.

                  12. In case of a breach or a threatened breach of the terms of this Agreement by Distributor, TFRY shall, in addition to any other remedy it may have, and notwithstanding any other provision hereof, be entitled to an injunction restraining Distributor from committing or continuing to commit any breach of this Agreement, without showing or proving any actual damage sustained by TFRY, which damage is hereby conclusively acknowledged.

                                  ARTICLE XIII
                        RIGHTS AND OBLIGATIONS OF PARTIES
                          ON TERMINATION OF EXPIRATION

         A. Upon termination or expiration of this Agreement for any reason whatsoever, Distributor will immediately discontinue use of all trade names, trademarks, signs, forms of advertising, printed material and all other indicia of operation as an TFRY Distributor from its operations. In addition, Distributor will discontinue use of the TFRY color scheme. If the Distributor shall fail or omit to make or cause to be made such discontinuance within seven
(7) days after termination or expiration of this Agreement, then TFRY, in addition to any other remedy it may have, shall have the right to enter upon premises and to make or cause to be made such removal of signs, trademarks, trade names and other indicia of operation subject to removal and such removal shall be conducted at the sole expense of Distributor (without being deemed guilty of trespass or any civil wrong) which expense the Distributor agrees to pay on demand.

         B. TFRY may retain all fees paid pursuant hereto.

         C. Any and all obligations of TFRY to Distributor under this Agreement shall immediately cease and terminate.

         D. In no event shall termination or expiration of this Agreement for any reason whatsoever affect Distributor's obligation to take or abstain from taking action in accordance with this Agreement.

         E. It is understood by Distributor that rights in and to TFRY Marks and any part thereof or addition thereto and the use thereof shall be and remain the property of TFRY and Distributor shall confirm same in writing and shall further assign, transfer and convey to TFRY by such instrument in writing as may be requested, all additional rights which may be acquired, if any, by reason of the use of said name of Distributor.

         F. TFRY shall have the option to purchase, at Distributor's cost less twenty-five (25) percent, all or any portion of inventory of any kind bearing the TFRY Marks, including, but not limited to, french fry vending machines, equipment, vehicles, and any other items Distributor may have in stock at the time of such termination or expiration.

         G. Distributor shall cause immediate discontinuance of all advertising or other public display or publication of the words "Tasty Fries" and, in the event that such action is not taken by Distributor, Distributor hereby constitutes irrevocably TFRY as Distributor's attorney to carry out such acts at Distributor's sole expense.

         H. Distributor will immediately pay any and all amounts owing to TFRY and its subsidiaries and affiliates.

         I. Distributor shall not, in any capacity whatsoever, either directly or indirectly, individually or as a member of any business organization, engage in the preparation or sale of any TFRY or other approved TFRY product, or have any employment or interest in a firm engaged in the preparation or sale of such products within the Territory or within thirty (30) miles of any other Distributor's exclusive or non-exclusive territory for a period of three (3) years following such termination. Distributor acknowledges and agrees that this restriction upon subsequent activities is necessary in view of the Confidential Information and expertise Distributor will acquire pursuant to the terms of the Agreement and will cause TFRY irreparable and-substantial damage in the event of breach of these provisions. The Distributor has the option to cancel this Agreement by giving notice of six (6) months without refund if payments for Distributorship already paid.

                                   ARTICLE XIV
                                    INSURANCE

         A. Distributor agrees to place and keep in effect during the life of this Agreement, with an insurance company approved by TFRY, public liability insurance in amounts no less than One Million Dollars ($1,000,000.00), in case of damage or injury to one person, no less than One Million Dollars ($1,000,000.00), in case of damage or injury to more than one person, property damage insurance of One Million Dollars ($1.000.000.00) in case of damage or injury to one person (Proof of insurance coverage will be furnished to TFRY prior to the delivery of the first machine). This insurance requirement may be altered based on the feasibility of obtaining such insurance in Brazil at reasonable rates.

         B. Distributor shall secure and maintain workers compensation and employer's liability insurance covering all of its employees.

         C. It is specifically agreed that insurance coverage required to be kept in effect by the terms of this paragraph shall be subject to review by TFRY in order to ensure adequate insurance protection throughout the term of this Agreement. TFRY may, from time to time, and in its sole discretion, require Distributor upon thirty (30) days written notice to obtain additional insurance beyond the aforementioned requirements of this paragraph.

                  All insurance shall be in amounts and with carriers acceptable to TFRY, and shall be evidenced by certificates of insurance showing TFRY as a named insured and providing that coverage shall not be terminated or canceled without thirty (30) days prior written notice to TFRY.

                                   ARTICLE XV
                           INDEMNIFICATION OF COMPANY

         Distributor agrees to protect, indemnify, and save TFRY, its affiliates, subsidiaries, partners, stockholders, directors, officers and employees of its partners harmless from any and all loss, damage, liability, expenses, attorney's fees and costs incurred by any of them because of any action, matter, thing, or conduct relating to Distributor and Distributor's business or its agents, servants, employees, customers and guest in, on, or connected with the storage, transport, installation, sale or servicing, preparation, and cooking of Products.

                                   ARTICLE XVI
                             APPEARANCE OF MACHINES

         Distributor shall see to it that all machines in the Distributor's Territory are in good repair, and shall refurbish, tidy, and maintain each TFRY french fry vending machine as necessary or as required by TFRY in order to ensure that at all times a first class, safe and reputable Product is provided to the public.

                                  ARTICLE XVII
                              RENEWAL OF AGREEMENT

         Unless terminated as herein otherwise provided, Distributor shall have the option, pursuant to such procedures as may be required by TFRY at the expiration of the initial term of this Agreement, to renew the license granted hereunder at each ten (10) year expiration date as long as all contractual conditions are met hereof by executing TFRY then-current form of Distributorship Agreement provided that:

         1. Distributor gives TFRY written notice of its election to renew not less than three (3) months nor more than nine (9) months prior to the expiration of the then current term and, Distributor executes a general release under seal, in a form prescribed by TFRY, of any and all claims against TFRY, its affiliates, stockholders, directors, officers and employees, and

         2. Distributor at the time of notice of election to renew and at the end of the then- current term is not in default of any of the terms or conditions of this Agreement or any other

Agreement between Distributor and TFRY or its affiliates, and has substantially complied with the terms and conditions of all such agreements during the term of this Agreement, and

         3. All of Distributor's accrued monetary obligations to TFRY and its subsidiaries and affiliates have been satisfied prior to renewal, and timely met throughout the term of this Agreement.

         Upon renewal of this Agreement, no additional distributorship fee will be due. However, it is specifically agreed that Distributor will, upon renewal, be charged by TFRY a sum which shall be equal to TFRY estimated costs incurred in connection with such renewal plus an administrative fee equal to fifteen (15%) percent of such costs. Furthermore, Distributor acknowledges the terms of the TFRY then current form of Distributorship Agreement.

                                  ARTICLE XVIII
                             RELATIONSHIP OF PARTIES

         A. TFRY and Distributor are not and shall- not be considered as joint venturers, partners, or agents of each other, or anything other than Manufacturer and Distributor and neither shall have the power to bind or obligate the other as set forth in this Agreement.

         B. The parties further agree that their relationship created by this Agreement is not a Fiduciary relationship.

                                   ARTICLE XIX
                          DISTRIBUTOR'S RESPONSIBILITY

         A. Distributor acknowledges that his success in the distribution of products contemplated to be undertaken by Distributor pursuant to this Agreement is speculative and depends primarily upon the ability of Distributor as an independent business organization. Distributor acknowledges that neither TFRY nor any other person has guaranteed or warranted that Distributor will succeed in the operation of this business venture.

         B. Distributor further acknowledges that there have been no representations, promises, or guarantees of warranties of any kind made by TFRY or its agents or representatives to induce Distributor to execute this Agreement, except as specifically set forth in this Agreement and further that Distributor has received all information which he has requested concerning the business operation of TFRY which, in the opinion of Distributor, is necessary to decide whether to enter into this Agreement.

         C. Distributor further acknowledges that independent legal advice had been sought in the preparation of this Agreement.

         D. Distributor further acknowledges that nothing contained within this Agreement shall be construed or interpreted as creating an employer/employee, agency, joint venture, or any other such relationship between the parties, and the only relationship created hereunder is that of independent contractor. Distributor shall not have the authority, and shall not represent itself as having the authority, to bind or to obligate TFRY in any manner.

         E. Distributor further acknowledges that the Distributor warrants and represents that it is duly organized under the laws of the jurisdiction in which it will do business and the person executing the agreement has the authority to execute this Agreement.

                                   ARTICLE XX
                                     NOTICES

         A. All notices to TFRY required by the terms of this Agreement shall be sent by registered mail, addressed to TFRY at its office at:

                  11098 Biscayne Boulevard
                  Suite #403
                  Miami, Florida 33161

                  and

                  650 Sentry Parkway, Suite One
                  Blue Bell, PA 19422

         (or such other address as TFRY shall designate in writing) or by telefax, telecopy or other electronic means of communication to such address.

         B. All notices to Distributor required by the terms of this Agreement shall be personally delivered to or sent by registered mail, addressed to the Distributor at:

                  Rua da Cevada, 93, Conj. 614
                  21011 Rio de Janeiro, RJ, Brazil

                  and

                  Garry Nelson, attorney at law
                  801 Brickell Avenue, 9th Floor
                  Miami, Florida 33131

         for such other address as Distributor shall designate in writing) or by telefax, telecopy or other electronic means of communication to such address.

         C. All notices to either party required by the terms of the Agreement shall be deemed to have been received:

                  (i) in the case of hand delivery or telefax, telecopy or other electronic communication, upon actual receipt thereof and not the date of receipt of confirming mail); and

                  (ii) in the case of notice sent by registered mail, ten (10) business days after the date of mailing.

                                   ARTICLE XXI
                    INTERPRETATION AND EXECUTION OF AGREEMENT

         A. This Agreement shall be construed and interpreted in accordance with the laws of the State of Pennsylvania.

         B. This instrument contains the entire Agreement of the parties and no representations, inducements, promises, or agreements, oral or otherwise, not embodied herein, were made by TFRY and none shall be of any force or effect.

         C. Nothing in this Agreement shall bar or restrict TFRY right to obtain injunctive relief under applicable law.

                                  ARTICLE XXII
                          SEVERABILITY AND CONSTRUCTION

         Each section, part, term and provision of this Agreement, and any portion thereof shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule, or regulation in a final unappealable ruling issued by any court, agency, or tribunal with valid jurisdiction in a proceeding to which TFRY is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible fall of which shall remain binding on the parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

                                  ARTICLE XXIII
                          WRITTEN APPROVALS AND WAIVERS

         A. TFRY shall not be deemed to have waived or impaired any right, power or option reserved by this Agreement (including, without limitation, its right to demand Distributor's exact compliance with every term, condition, and covenant herein, or to declare any breach thereof a default and to terminate this license prior to the expiration of its term), by virtue of any custom or practice of the parties at variance with the terms hereof, any failure by TFRY to demand strict compliance with this Agreement, any forbearance, delay, failure or omission by TFRY to exercise any right, power or option, whether of the same, similar or different nature, against Distributor or other Distributorships, or the acceptance by TFRY of any payments due from Distributor after any breach of this Agreement.

                                  ARTICLE XXIV
                      NON-PERFORMANCE DUE TO FORCE MAJEURE

         If the performance of any of the obligations set out in this Agreement by any one of the parties is interrupted or prejudiced by:

         i fire, explosion, collapse, strike, lockout, labor dispute, failure or lack of transport, fortuitous or accidental, as well as, floods, failure or lack of manpower or raw material; or

         ii       war, revolution, civil war, public calamity; or

         iii any law, decree-law, regulation, Government order or other Government act; or

         iv       any other cause beyond the control of the parties,

the party affected will be free of responsibility for not fulfilling its obligation to the extent of the impediment it has suffered, provided that the other party is promptly notified.

         AS WITNESS the hands and seats of the duly authorized representatives of the parties hereto as of the day and year first above written.

TASTY FRIES, INC.


By: /S/
   -----------------------------
         Gary J. Arzt
         Chairman of the Board



By:/S/
   -----------------------------
         Edward Kelly, President

MOYSES FERMAN REPRESENTACOES INTERNACIONAIS LTDA.


By:/S/
   -----------------------------
         Moyses Ferman
         Managing Quotaholder

                                   SCHEDULE A

                  TERRITORY:                Brazil

                  PRICE:                    $250,000.00
                  DOWN PAYMENT:             $100,000.00

                  BALANCE                   $150,000.00

To maintain Distributorship, Distributor must sell a minimum of two hundred fifty (250) machines per year. This minimum begins on the Effective Date.

Any and all payments made to TFRY, Inc. are payable in U.S. Dollars only. Payments will be issued by bank wire or certified cashiers' checks only.

An additional Five Hundred ($500.00) Dollars will be added to the cost of each machine sold into the Territory for the first three hundred (300) machines. This will reduce the cost of the Territory accordingly.

                            DISTRIBUTORSHIP AGREEMENT

         This Agreememt made this 4th day of April, 1995

BETWEEN:

          TASTY FRIES, INC.
          650 Sentry Parkway, Suite One
          Blue Bell, PA, U.S.A. 19422

          (hereinafter referred to as "TFI")

AND :

          CANADIAN TASTY FRIES, INC.
          #8 West Dry Creek Circle, Suite #110
          Littleton, CO, U.S.A. 80120

          (hereinafter referred to as "Distributor")

         WITNESSETH:

         WHEREAS, TFI owns rights to manufacture, distribute and sell a fully automated french fry vending machine;

         WHEREAS, TFI is the owner of a distinctive type of marketing, preparation and vending machine sale of TFI french fry food products; and;

         WHEREAS, TFI has developed and adopted for its own use and for the use of its Distributors a unique system of TFI product preparation and vending machine sale, consisting in part of the unique french fry vending machines, distinctive advertising, signs, food presentation and formula secret recipes (collectively the "Products"); and

         WHEREAS, in addition to valuable goodwill, TFI owns the valuable trade name and design of TFI in addition to various patents, trademarks, service marks, copyrights, tradenames, slogans, designs, insignia, emblems, symbols, package designs, logos and other proprietary characteristics (collectively, the "TFI Marks") used in relation to and in connection with the Products; and

         WHEREAS, Distributor wishes, upon the terms and conditions hereinafter set forth, to enter into the business of distributing TFI Products on an exclusive basis in the Territory herein defined and more particularly described in Schedule "A" attached hereto and forming part ofthis Agreement (the "Territory") and to benefit from the expertise of TFI in its field; and

         WHEREAS, TFI is willing to permit Distributor to use TFI Marks as aforesaid together with the retail sale of TFI French Fry Vending Machine and it products upon the terms and conditions hereinafter set forth; and

         WHEREAS, TFT is willing to permit Distributor to register the TFI Marks to secure their exclusive use in that Territory.

         NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants herein contained and promises herein expressed for other good and valuable consideration, receipt whereofis hereby acknowledged, do hereby agree as follows:

                                    ARTICLE 1
                            DISTRIBUTORSHIP AGREEMENT

A. Subject to the provisions of this Agreement and the performance of its covenants and obligations, TFI hereby grants Distributor an exclusive right and license to distribute all present and future:TFI Products and to use the TFI Marks in the retail sale thereof within the territorial boundaries set forth as described in Schedule "A" attached hereto (the "Territory") for a term of ten
(10) years.

         The parties specifically acknowledge and agree that the restriction of operation to the Territory identified herein is an essential and indispensable term of this Agreement.

                    DISTRIBUTOR'S SPECIFIC TERRITORIAL RIGHTS

1. The Distributor shall have the exclusive right in its Territory to sell the TFI French Fry Vending Machine and TFI attendant Products to all users in the Territory.

2. The Distributor shall have the right to subdivide its Territory as Distributor in its sole discretion sees ftt and to grant additional distributorships for these subdivided areas on similar terms as contained in this Agreement and all compensation for said additional distributorships shall be for the benefit of Distributor without any fee, royalty or deduction to be paid to TFI.

                                   ARTICLE II
                               OBLIGATIONS OF TFI

         TFI agrees to assist Distributor in distributing Products by way of retail sale in the following manner:

A. TFI will conduct, at no charge, certain sales and maintenance training programs in its headquarters training school which Distributor and one key employee may attend and up to two individuals from each additional distributorship granted by Distributor in its Territory may attend.

B. TFI agrees to provide to Distributor, as it is available from time to time, exchange of information relating to the Products and additional types of products as may be authorized by

TFI from time to time for sale pursuant to this Agreement, and which, when authorized, will also constitute "Products" for all purposes herein, at such times and in such detail as TFI shall deem appropriate.

C. TFI will take all steps necessary to ensure the Products meet the standards of the Territory for import and resale therein and if necessary will license the Products in the Territory for that purpose.

                                   ARTICLE III
                            CONFIDENTIAL INFORMATION

A. The parties hereto covenant and agree that any Confidential Information disclosed to the Distributor relating directly or indirectly to the vending machines and their component parts of the ingredients, preparation or sale of any of the Products will remain the property of TFI at all times and will, if disclosed in any tangible format, be returned to TFI upon demand and, in any event, upon termination ofthis Agreement.

B. It is expressly understood and agreed by Distributor that the Confidential Information described above constitutes highly confidential trade secrets and Distributor agrees that neither he nor any of his employees will reveal or reproduce any of such Conftdential Information except as is necessary to describe the operations to employees and staff and additional distributors within the Territory so they can safely use the vending machines and Products. Such employees, staff and additional Distributors shall be required to execute appropriate confidentiality agreements.

                                   ARTICLE IV
                             STANDARDS OF OPERATION
                             AND SUPERVISION BY TFI

A. Distributor agrees to conduct its business in a manner consistent with the standards set forth in this Agreement. It is understood that these standards may change from time to time, and are in addition to and not in substitution for any standard as set forth in this Agreement.

B. In order to preserve the value and goodwill of TFI and related goodwill of other TFI Distributors and to promote the purpose ofthis Agreement, the parties hereto agree as follows:

         1. Distributor will use and distribute the Products as herein contemplated strictly in accordance with the terms of this Agreement.

         2. Unless approved in writing by TFI, Distributor will not develop, produce, sell, advertise for sale or give away any products under the TFI Marks which might reasonably compete with the Products and all food Products will be prepared in accordance with the specific formulas or utilizing the ingredients purchased from or specified by TFI.

         3. TFI may from time to time offer guidance to Distributor relative to retail prices for Products offered for retail sale that in TFI's judgment constitute good business practice.

         4. Distributor will use its best efforts to see it that its customers maintain suitable signs (which signs shall be approved by TFI), at, on or near the front of any premises within which its french fry vending machines are located, describing the premises having Products available for retail sale.

                  Any translation from the English language or deviation from TFI approved designs contained in such sign shall required the prior written approval of TFI.

         5. It is the Distributor's responsibility to ensure that all food products sold by Distributor hereunder will be of the highest and safest quality, and the service relating to any such sale hereunder \iill comply with the instructions and standards provided by TFI in preparing the food Products, or with any other further written requirements of TFI as they are communicated to Distributor from time to time.

         6. It is the Distributor's responsibility to ensure that it will maintain all french fry Vending machines by which its business is conducted in conformity with the high duality, style and cleanliness required of similar french fry vending machines now operated in connection with the TFI Marks, component parts, equipment and signs. Distributor shall see that its customers comply with all applicable ordinances, health and safety regulations, laws and statutes governing the operation of such premises and the sale of products, including all criminal and quasi-criminal laws and regulations.

C. TFI or TFI's supervisory personnel shall have the right to enter upon any premises in which Distributor conducts its business at any reasonable time for the purposes of examining, conferring with Distributor's employees, inspecting and checking perishable and non-perishable food supplies, vending machines, and other equipment and in determining whether the distribution of Product is being conducted in accordance with the aforesaid standards and within the terms of this Agreement.

                                    ARTICLE V
                            COMMENCEMENT OF BUSINESS

A. Distributor agrees to obtain, prior to commencement ofits distribution business, pursuant to this Agreement, all licenses, approvals, inspections, permits or any other certification which may be required by any competent public authority for the lawful operation of its business and to keep the same in good standing during the term hereof.

                                   ARTICLE VI
                     USE OF TFI NAME, MARKS AND ADVERTISING

A. During the term of this Agreement, and any renewals hereof, Distributor shall advertise sale of the Products under the trade name "Tasty Fries" and will diligently promote and make

0137\95-1005
every reasonable effort to steadily increase sale of the Products by proper use of all advertising media.

B. No design, advertisement, sign or form of publicity, including form, color, number, location and size, shall be used by Distributor in connection with sale ofthe Products unless the same shall have been first submitted to TFI and approved in writing.

C. All printed materials, including, but not limited to, Product carrying bags, product wrapping, cups, napkins, posters or other printed material used in connection with the distribution by retail sale ofthe Products shall bear TFI Marks as suggested by TFI, and such use will indicate that TFI Marks are registered Marks.

D. Distributor shall act prudently and in conformity with all laws, regulations, ordinances, or other requirements which may affect the utilization ofthe TFT Marks to ensure that the Marks are not jeopardized, diminished or damaged in any manner and Distributor agrees to indemnify and save harmless TFI for any damage or expense occasioned directly or indirectly by Distributor's improper use of said Marks.

E. Any contractual arrangement of any kind for advertising under the trade name "Tasty Fries" or utilizing the TFI Marks, entered into by Distributor shall expressly provide for termination with no greater than ten (10) days written notice.

                                   ARTICLE VII
                                    TFI MARKS

A. TFI hereby grants to Distributor for the term of this Agreement the exclusive right to register the TFI Marks for use by the Distributor in the Territory but only in connection with the distribution of TFI Products which Distributor is permitted to sell hereunder, and the extent and manner ofuse ofthe TFI Marks shall be subject to TFI approval. The cost of such registration to be born by the Distributor.

B. TFI hereby agrees to provide all necessary consents and original artwork for the TFI Marks to assist the Distributor in the registration thereof in the Territory.

C. Upon registration of the TFI Marks by Distributor, Distributor shall be responsible for pursuing any counterfeiting or infringement of the TFI Marks which may come to Distributor's attention.

                                  ARTICLE VIII
                             UNIFORMITY OF PRODUCTS

A. Distributor agrees that all food Products offered for sale in the vending machines and paper goods, supplies and other materials utilized in connection with the food products shall be purchased directly from TFI or suppliers specified by TFI.

B. In order to establish uniformity of taste and quality of the Products, TFI has developed and will continue to develop recipes and formulas of ingredients, which ingredients will be made available to Distributor. Such Products will be purchased by Distributor at the prevailing prices from time to time, and will be utilized by Distributor exclusively as specified by TFI. TFI may from time to time agree with Distributor on an alternate supplier of Products, in which case, TFI shall be entitled to a reasonable royalty on any Products so produced to compensate TFI for loss of profit.

C. Distributor agrees that he will not offer any food product or utilize any paper goods, supplier or other materials, or any equipment, signage, display cases or other items under the TFI Marks which may compete with the Products and which are not purchased from TFI or any supplier that is not currently approved by TFI.

D. Should at any time TFI be unable to supply the Products to Distributor as contemplated in this Agreement and as required by Distributor to conduct its business, Distributor shall be entitled with the consent of TFI, such consent not to be unreasonably withheld, to arrange for its own alternate supply of the Products, in which case, TFI shall be entitled to a reasonably royalty on any Products so produced to compensate it for loss of protit.

                                   ARTICLE IX
                         FEES AND FINANCIAL OBLIGATIONS

A. In consideration of the right to distribute Products granted herein, and subject to TFI satisfying the requirements of Article II C. herein concerning acceptability of the Products for import and resale in the Territory and further subject to the Distributor being able to register the TFI Marks for exclusive use in the territory, Distributor shall purchase from TFI, and TFI supply to Distributor, a minimum number of french fry vending machines upon the terms and conditions set forth on Schedule "B" attached hereto and forming a part ofthis Agreement.

B. Unless otherwise specified herein, all amounts stated herein or payments to be made to TFI under this Agreement shall be in U.S. Dollars.

                                    ARTICLE X
                                   DISTRIBUTOR

A. Distributor acknowledges that the TFI Products are unique and distinctive and have been developed by TFI at great effort, time and expense; that Distributor has regular and continuing access to valuable and confidential information, training and trade secrets regarding the Products; and that Distributor recognizes his obligation to fully develop its Territory for sales of the Products and accordingly agrees as follows:

         1. During the term of this Agreement and any renewal thereof, Distributor shall not, in any capacity whatsoever, either directly or indirectly, individually or as a member of any business organization, except with the prior written consent of TFI, engage in the sale of any french fries vending machine or supplies therefore, other than TFI's.

         2. During the terms of this Agreement, or upon expiration or termination of this Agreement, divulge any aspect of the Products whether expressly stated to be confidential or otherwise to any person.

                                   ARTICLE XI
                           TRANSFER OF WHOLE INTEREST

A. This Agreement shall enure to the benefit of the successors of TFI and may be so assigned at any time.

B. For purposes of clarity, the provisions of this Article XI apply solely to the transfer by Distributor or its personal representatives of the whole of the Distributor's interest in this Agreement and shall have no application to the granting of additional distributorships by Distributor for subdivided areas within its Territory, as previously described in Article II paragraph 2.

C. TFI shall not unreasonably withhold its consent to any transfer or assignment which is subject to the restrictions ofthis Article, provided, however, that TFI shall not be required to give its consent unless, in addition to the requirements of Article IV hereof, the following conditions are met prior to the effective date ofthe assignment:

         1.       For all proposed transfers or assignments:

                  (a) Distributor shall not be in default under any provision of the terms of this Agreement or any other agreement ancillary to this Agreement, and shall have continuously distributed products for a period of not less than three (3) months;

                  (b) Distributor has executed a general release in a form prescribed by TFI of any and all claims against TFI;

                  (c) The proposed assignee executes such other documents as TFI may require in order to assume all of the obligations of this Agreement, to the same extent, and with the same effect, as previously assumed by Distributor;

                  (d) A transfer fee has bee paid to TFI in an amount equal to five percent (5%) of the aggregate cash or cash valued consideration paid by the assignee to assignor for the distribution rights, to defray its reasonable costs and expenses in connection with the transfer, including without limitation, the cost of legals and accounting fees, credit and investigation charges, evaluations, retraining and additional supervision. It is agreed that the original cost ofthe Territory will be deducted.

D. Upon the death or permanent incapacity of a Distributor the following shall apply:

         1. TFI shall have the right, within thirty (30) days of the date upon which TFI is notified of such death or incapacity (if consistent with applicable local laws) to purchase the interest or any part thereof for cash at the appraised value, such purchase to be completed within sixty (60) days.

         2.    If TFI declines to elect to purchase the interest, within thirty
         (30) days of the date upon which TFI is notified of such death or incapacity, the interest may be transferred within a further sixty (60) days by sale to a third party meeting TFI's then current criteria for new distributors, provided that the requirements of paragraph D of this Article are met. If a transfer to an approved transferee cannot be effected within a further one hundred and twenty (120) days, this Agreement shall terminate automatically.

         3. No sale or transfer of the interest shall be approved by TFI unless the incapacitated Distributor or personal representative has agreed to reimburse TFI for the reasonable costs and expenses it has incurred or may incur in providing (at TFI's option) one or more interim Distributors to manage the business until a transfer of the interest is effected, if TFI determines, in its discretion, that such supervision is necessary or desirable.

E. TFI's consent to a transfer of any interest subject to the restrictions of this Article shall not constitute a waiver by TFI of the right to distribute Products granted herein, nor shall it be deemed a waiver of TFI's right to demand exact compliance with any of the terms of this Agreement by the assignee. The document effecting the transfer or assignment of any interest subject to the restrictions of this Article shall specifically provide that Distributor's obligations hereunder shall continue in full force and effect notwithstanding any such disposition.

F. If Distributor has received and desires to accept any bona fide offer to purchase his or its distribution rights hereunder, Distributor or such person shall notifl TFI in writing ofthe purchase price and terms of such offer, and TFI shall have the right and option (subject to any limitations of applicable local laws exercisable within thirty (30) days after receipt of such written notification), to send written notice to Distributor or such persons that TFI or its assignee intend to purchase Distributor' s interest on the same terms and conditions offered by the third party.

         Any material change in the terms of any offer prior to closing shall result in a new notification as in the case of the initial offer. TFI's failure to exercise the option afforded by this paragraph F of this Article shall not constitute a waiver of any other provision of this Agreement, including any of the requirements of this Article with respect to the proposed transfer.

G. Provided always that TFT's consent shall be required, not to be unreasonably withheld, and no fee shall be chargeable in respect of a transfer to:

         (a)      a subsidiary or affiliate;

         (b) a corporate successor resulting from merger, amalgamation, consolidation or other corporate re-organization.

                                   ARTICLE XII
                                     DEFAULT

A. In addition to those events hereinbefore stated to be events of default, it is agreed that the rights granted to Distributor to this Agreement may be terminated forthwith with notice upon the happening of any one or more of the following events, except that TFI must be in compliance with the terms and conditions ofthis Distribution Agreement:

         1. If the Distributor fails to comply with any of the terms and conditions of this Distributorship Agreement and such failure to comply continues for a period of thirty (30) days after written notice thereof has been given to the Distributor.

         2. If the Distributor fails to comply with any of the terms and condition of any other agreements entered into pursuant to or collateral to this agreement and such failure to comply continues for a period of thirty (30) days after written notice thereof has been given to the Distributor.

         3. If the Distributor shall be adjudicated a bankrupt or become insolvent, or if a receiver or other person with like powers shall be appointed (whether temporary or permanent) to take charge of all or substantially all of the Distributor's assets, or if the Distributor shall make a general assignment for the benefit of creditors or a proposal under the Bankruptcy Act (or any similar or successor Act), or commence any proceedings to wind-up, liquidate, or dissolve the Distributor's business.

         4. If the Distributor knowingly falsifies any statement or report furnished to TFI or otherwise deliberately provides false information to TFI; or if the Distributor is convinced of a felony or other crime or impairs the goodwill associated with the TFI Marks.

         5. If the Distributor does not order and complete the purchase of the french fry Vending machines it is required to purchase pursuant to the terms of this Agreement in the manner and at the time therein specified or pay the cash payment required in lieu thereof as set out in Schedule B hereto.

         6. Distributor will pay all attorney's fees as between an attorney and his own client, accounting fees and court fees incurred by TFI in the event of a violation by Distributor of this Agreement.

         7. In case of a breach of the terms of this Agreement by Distributor, TFI shall, in addition to any other remedy it may have, and notwithstanding any other provision hereof, be entitled to an injunction restraining Distributor from committing or continuing to commit any breach of this Agreement, without showing or providing any actual damaged sustained by TFI, which damage is hereby conclusively acknowledged.

         8. If the Distributor fails to continuously and actively operate its distributorship throughout the Territory.

                                  ARTICLE XIII
                        RIGHTS AND OBLIGATIONS OF PARTIES
                          ON TERMINATION OR EXPIRATION

A. Upon termination or expiration of this Agreement for any reason whatsoever, Distributor will immediately discontinue use of all trade names, trade marks, signs, forms of advertising, printed material and all other indicia of operation as a TFI Distributor from it operations.

B.   TFI may retain all fees paid pursuant hereto.

C. Any and all obligations of TFI to Distributor under this Agreement shall immediately cease and terminate.

D. In no event shall termination or expiration of this Agreement for any reason whatsoever affect Distributor's obligation to take or abstain from taking action in accordance with this Agreement .

E. It is understood by Distributor that rights in and to the TFI Marks and any part thereof or addition thereto and the use thereof shall be and remain the property of TFI and Distributor shall further assign, transfer and convey to TFI all additional rights which may be acquired, if any, by reason of the use of said name of Distributor. As Distributor has registered the TFI Marks at Distributor's own expense in the Territory, if requested to assign the rights to the mark to TFI during the term and under the conditions set forth in this Agreement, TFI will compensate Distributor for all its costs of registration, protection, defense and maintenance of the TFI Marks in the Territory.

F. TFI shall have the option to purchase, at Distributor's cost less twenty-five (25) percent. all or any portion of inventory of any kind bearing the TFI Marks, including, but not limited to, french fry vending machines, equipment, vehicles, and any other items Distributor may have in stock at the time of such termination or expiration.

G. Distributor shall cause immediate discontinuance of all advertising or other public display or publication of the words "Tasty Fries" and, in the event that such action is not taken by Distributor and after a period of six (6) months has elapsed, Distributor hereby constitutes irrevocably TFI as Distributor's attorney to carry out such acts at Distributor' s sole expense.

H. Distributor will immediately pay any and all amounts owing to TFI and its subsidiaries and affiliates.

I. Distributor shall not, in any capacity whatsoever, either directly or indirectly. individually or as a member of any business organization, engage in the preparation or sale of any TFI or other approved TFI Product, or have any employment or interest in a firm engaged in the preparation or sale of such products within the Territory or within thirty (30) miles of any other Distributor's exclusive or nonexclusive territory for a period of three (3) years following such termination. Distributor acknowledges and agrees that this restriction upon subsequent activities is necessary in view of the Confidential Information and expertise Distributor will acquire pursuant to the terms of the Agreement and will cause TFI irreparable and substantial damage in the event of breach of these provisions.

                                   ARTICLE XIV
                                    INSURANCE

A. Distributor agrees to place and keep in effect during the life of this Agreement with an insurance company approved by TFI, public liability in amounts no less than One Million Dollars ($1.000.000.00) U. S., in case of damage or injury to one person, no less than One Million Dollars ($1.000,000.00) U.S., in case if damaged or injury to more than one person, property damage insurance of One Million Dollars ($1,000.000.00) U.S. in case of damage or injury to one person (proof of insurance coverage shall be furnished to TFI prior to the delivery of the first machine).

B. It is specifically agreed that insurance coverage required to be kept in effect by the terms of this paragraph shall be subject to review by TFI in order to ensure adequate insurance protection throughout the term of this Agreement. TFI may, from time to time, and in its sole discretion, require Distributor upon thirty (30) days notice to obtain reasonable amounts of additional insurance beyond the aforementioned requirements of this paragraph.

                                   ARTICLE XV
                           INDEMNIFICATION OF COMPANY

A. Distributor agrees to protect, indemnify, and save TFI, its affiliates, subsidiaries, partners, stockholders, directors, officers and employees of its partners harmless from any and all loss, damages, liability, expenses, attorney's fees and costs incurred by any of them because of any action, matter, thing, or conduct relating to Distributor and Distributor's business or its agents, servants, employees, customers and guests in, on, or connected with the preparation, cooking and sale ofProducts.

B. TFI agrees to protect, indemnify and save Distributor its stockholders, directors, officers and employees harmless from any and all loss, damage, liability expenses, attorney's fees and costs incurred by any of them as a result of any defect in the design, construction or operation of any of the french fry vending machines supplied by TFI or as a result of any defect in and of the other Products supplied by TFI.

                                   ARTICLE XVI
                             APPEARANCE OF MACHINES

         Distributor shall see to it that all machines in the Distributor's Territory are in good repair, and shall refurbish, tidy, and maintain each TFI french fry vending machine as necessary or as required by TFI in order to ensure that at all times a first class, safe and reputable Product is provided to the public.

                                  ARTICLE XVII
                              RENEWAL OF AGREEMENT

         Unless terminated as herein otherwise provided, Distributor shall have the option, pursuant to such procedures as may be required by TFI at the expiration of the initial term of this Agreement, to renew the license granted hereunder at each ten (10) year expiration date as long as all contractual conditions are met hereof by executing TFI's then-current form of Distributorship Agreement provided that:

         1. Distributor gives TFI written notice of its election to renew no less than three (3) months nor more than nine (9) months prior to the expiration of the then current term and, Distributor executes a general release under seal, in a form prescribed by TFI, of any and all claims against TFI, its affiliates, stockholders, directors, officers and employees; and

         2. Distributor at the time of notice of election to renew and at the end of the then current term is not in default of any of the terms or conditions of this Agreement or any other Agreement between Distributor and TFI or its affiliates, and has substantially complied with the terms and conditions of all such agreements during the term of this Agreement; and

         3. All of the Distributor's accrued monetary obligations to TFI and its subsidiaries and affiliates have been satisfied prior to renewal, and timely met throughout the terms of this Agreement.

                  Upon renewal of this Agreement, no additional distributorship fee will be due. However, it is specifically agreed that Distributor will, upon renewal, be charged by TFI a sum which shall be equal to TFI's estimated costs incurred in connection with such renewal plus an administrative fee equal to fifteen (15%) percent of such costs. Furthermore, Distributor acknowledges the terms of the TFI's then current form of Distributorship Agreement .

                                  ARTICLE XVIII
                             RELATIONSHIP OF PARTIES

A. TFI and Distributor are not and shall not be considered as joint venturers, partners, or agents of each other, or anything other than Manufacturer and Distributor and neither shall have the power to bind or obligate the other than as set forth in this Agreement.

B. The parties further agree that their relationship created by this Agreement is not a fiduciary relationship .

                                   ARTICLE XIX
                          DISTRIBUTOR' SRESPONSIBILITY

A. Distributor acknowledges that his success in the distribution of products contemplated to be undertaken by Distributor pursuant to this Agreement is speculative and depends primarily upon the ability of Distributor as an independent business organization. Distributor acknowledges that neither TFI nor any other person has guaranteed or warranted that Distributor will succeed in the operation of this business venture.

B. Distributor further acknowledges that there have been no representations, promises, or guarantees or warranties of any kind made by TFI or its agents or representatives to induce Distributor to execute this Agreement, except as specifically set forth in this Agreement and further that Distributor has received all information which he has requested concerning the business operation of TFI which, in the opinion of Distributor, is necessary to decide whether to enter into this Agreement.

                                   ARTICLE XX
                                     NOTICES

A. All notices to TFI required by the terms of this Agreement shall be sent to TFI at its office at:

         TASTY FRIES, INC.
         650 Sentry Parkway, Suite One
         Blue Bell, PA, U.S.A. 19422

(or such other address as TFI shall designate in writing) or by telefax, telecopy, or other electronic means of communication to such address.

B. All notices to Distributor required by the terms of this Agreement shall be sent to Distributor at its office at:

         CANADIAN TASTY FRIES, INC.
         #8 West Dry Creek Circle, Suite #110
         Littleton, CO, U.S.A. 80120

(or such other address as Distributor shall designate in writing) or by telefax, telecopy, or other electronic means of communication to such address.

C. All notices to either party required by the terms of the Agreement shall be deemed to have been received:

         (i) in the case of hand delivery or telefax, telecopy or other electronic communication, upon actual receipt thereof(and not the date of receipt of confirming mail); and

         (ii) in the case of notice sent by registered mail, ten (10) business days after the date of mailing.

                                   ARTICLE XXI
                          INTERPRETATION AND EXECUTION
                                  OF AGREEMENT

A. This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida.

B. This instrument contains the entire Agreement of the parties and no representation, inducements, promises, or agreement, oral or otherwise, not embodied herein, were made by TFI and none shall be of any force or effect.,

C. Nothing in this Agreement shall bar or restrict TFI's right to obtain injunctive relief under applicable law.

                                  ARTICLE XXII
                          SEVERABILITY AND CONSTRUCTION

A. Each section, part, term and provision of this Agreement, and any portion thereof shall be considered severable, and if for any reason, any portion of this Agreement is determined to be invalid to or in conflict with any applicable present or future law, rule, or regulation in a final unappealable ruling issued by any court, agency, or tribunal with valid jurisdiction in a proceeding to which TFI is a party, that ruling shall not impair the operation of, or have any other affect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

                                  ARTICLE XXIII
                          WRITTEN APPROVALS AND WAIVERS

A. TFI shall not be deemed to have waived or impaired any right, power or option reserved by this Agreement (including, without limitation, its rights to demand Distributor's exact compliance with every term, condition, and convenant herein, or to declare any breach thereof a default and to terminate this license prior to the expiration of its term), by virtue of any custom or practice of the parties at variance with the terms hereof, any failure by TFI to demand strict compliance with this Agreement, any forbearance, delay, failure or omission by TFI to exercise any right, power or option, whether of the same, similar or different nature, against Distributor or other Distributorships, or the acceptance by TFI of any payments due from Distributor after any breach of this Agreement.

         AS WITNESS the hands and seals of the duly authorized representatives of the parties hereto as of the day and year first above written.

         TASTY FRIES, INC.


         /S/                                          /S/
         ----------------------------                ----------------------
         Authorized Signatory                        Witness



         CANADIAN TASTY FRIES, INC.


         /S/                                          /S/
         ----------------------------                ----------------------
         Authorized Signatory                        Witness

                                   SCHEDULE"A"


                        TO THE DISTRIBUTORSHIP AGREEMENT

                           BETWEEN: TASTY FRIES, INC.
                         AND: CANADIAN TASTY FRIES, INC.

                            DESCRIPTION OF TERRITORY
                                   ARTICLE 1.



For the purposes of this Distributorship Agreement (the "Agreement") the territorial boundaries to which this Agreement applied are the internationally recognized boundaries of the countries listed herein (referred to in this Agreement as the "Territory").

Denmark

Finland

France

Greece

Hungary

Italy

Nonvay

Portugal

Spain

Sweden

                                  SCHEDULE "B"

                        TO THE DISTRIBUTORSHIP AGREEMENT

                           BETWEEN: TASTY FRIES, INC.
                         AND: CANADIAN TASTY FRIES, TNC.

                              FEE PAYMENT SCHEDULE
                                   ARTICLE IX



The purchase price for the grant of distributorship made in this Agreement is $4,000,00000 U.S. to be paid as follows:

A.       On the acceptance and signing of this Agreement by TFI $ 1 75,000.00;

B. (a) The balance of the purchase price shall be tied to the order and delivery of french fry vending machines (the "Machines") which Machines the Distributor shall be obliged to order in the quantity set out in Column TT below for each year specified in Column I below following the Start Date and shall make the associated payment against the purchase price set out in Column III below which payment is based on and paid at a rate of $500.00 per Machine delivered:

         COLUMN I         COLUMN II                        COLUMN III
         --------         ---------                        ----------
         YEAR             MINIMUM NO OF MACHINES           MINIMUM PAYMENT
         ----             ----------------------           ---------------

         1                 400                             $ 200,000
         2-9               800                             $ 400,000
         10                850                             $ 425,000

         (b) The Start Date shall be the first day of the month immediately following the first six month (180 day) period in which TFI delivers a minimum of ten (10) Machines suitable for distribution in Europe to Distributor.

         (c) In any year that Distributor does not order the minimum number of Machines set out in Column II above, Distributor shall make a cash payment to TFI on the last day of that year equal to the shortfall from the required payment set out in Column III above for that year.

         (d) If in any year Distributor orders the required minimum number of Machines but TFJ is unable or fails to deliver the minimum number of Machines to Distributor, then Distributor for that year shall only be obliged to make a payment equal to $500.00 times the number of Machines delivered to it. The balance of the payment for that year shall be made on the basis of $500.00 per Machine when TFI finally delivers the remainder of the minimum of Machines to Distributor.

                       AMENDMENT TO DISTRIBUTION AGREEMENT
                          BETWEEN TASTY FRIES, INC. AND
                           CANADIAN TASTY FRIES, INC.
                               DATED APRIL 5, 1995

         WHEREAS, Tasty Fries, Inc. and Canadian Tasty Fries, Inc. desire to amend the Distributorship Agreement dated April 5, 1995 (the "Distributorship Agreement) to include additional European countries in the defined Territory;

         NOW, THEREFORE, the parties hereto for good and valuable consideration, receipt whereof is hereby acknowledged, do hereby agree to amend the Distributorship Agreement as follows:

         1. Schedule "A to the Distributorship Agreement, attached thereto and made a part thereof, is amended as follows:

                                  SCHEDULE "A"
                        TO THE DISTRIBUTORSHIP AGREEMENT
                           BETWEEN: TASTY FRIES, INC.
                         AND: CANADIAN TASTY FRIES, INC.

                            DESCRIPTION OF TERRITORY
                                   ARTICLE 1.


         For the purposes of this Distributorship Agreement (the "Agreement") the territorial boundaries to which this Agreement applies are the internationally recognized boundaries of the countries listed herein (referred to in this Agreement as the "Territory").

         Bulgaria
         Czechoslovakia
         Denmark
         Finland
         France
         Greece
         Hungary
         Italy
         Norway
         Poland
         Portugal
         Romania
         Spain
         Sweden
         Turkey

         2. Schedule "B" to the Distributorship Agreement, attached thereto and made a part thereof, is amended to include a new paragraph B.(e) to read as follows:

                  (e) TFI agrees to use its best efforts to maintain a 12% mark-up on all machines it delivers for distribution in Europe to Distributor.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date written above.

                                        TASTY FRIES, INC.


                                        By:/S/
                                           ------------------------------
                                           Edward C. Kelly, President



                                        CANADIAN TASTY FRIES, INC.


                                        By:/S/
                                           ------------------------------
                                           Ian Lambert, President

                       DISTRIBUTORSHIP AGREEMENT (U.S.A.)

             This Agreement made this ____ day of ___________, 1995.

BETWEEN :

                  TASTY FRIES, INC.
                  650 Sentry Parkway, Suite One
                  Blue Bell, PA, U.S.A. 19422

                  (hereinafter referred to as "TFI")

AND :

                  CANADIAN TASTY FRIES, INC.
                  #8 West Dry Creek Circle, Suite #110
                  Littleton, CO, U.S.A. 80120

                  (hereinafter referred to as "Distributor")

    WITNESSETH:

    WHEREAS, TFI owns rights to manufacture, distribute and sell a fully automated french fry vending machine;

    WHEREAS, TFI is the owner of a distinctive type of marketing, preparation and vending machine sale of TFI french fry food products; and;

    WHEREAS, TFI has developed and adopted for its own use and for the use of its Distributors a unique system of TFI product preparation and vending machine sale, consisting in part of the unique french fry vending machines, distinctive advertising, signs, food presentation and formula secret recipes (collectively the "Products"); and

    WHEREAS, in addition to valuable goodwill, TFI owns the valuable trade name and design of TFI in addition to various patents, trademarks, service marks, copyrights, trade names, slogans, designs, insignia, emblems, symbols, package designs, logos and other proprietary characteristics (collectively, the "TFI Marks") used in relation to and in connection with the Products; and

    WHEREAS, Distributor wishes, upon the terms and conditions hereinafter set forth, to enter into the business of distributing TFI Products on an exclusive basis in the Territory herein defined and more particularly described in Schedule "A" attached hereto and forming part of this Agreement (the "Territory") and to bene~t from the expertise of TFI in its field; and

    WHEREAS, TFI is willing to permit Distributor to use TFI Marks as aforesaid together with the retail sale of TFI French Fry Vending Machine and it products upon the terms and conditions hereinafter set forth; and

    WHEREAS, TFI is willing to permit Distributor to register the TFI Marks to secure their exclusive use in that Territory.

    NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants herein contained and promises herein expressed for other good and valuable consideration, receipt whereof is hereby acknowledged, do hereby agree as follows:

                                    ARTICLE 1
                            DISTRIBUTORSHIP AGREEMENT

A. Subject to the provisions of this Agreement and the performance of its covenants and obligations, TFI hereby grants Distributor an exclusive right and license to distribute all present and future TFI Products and to use the TFI Marks in the retail sale thereof within the territorial boundaries set forth as described in Schedule "A" attached hereto (the "Territory") for a term of ten
(10) years.

         The parties specifically acknowledge and agree that the restriction of operation to the Territory identified herein is an essential and indispensable term of this Agreement.

                    DISTRIBUTOR'S SPECIFIC TERRITORIAL RIGHTS

1. The Distributor shall have the exclusive right in its Territory to sell the TFI French Fry Vending Machine and TFI attendant Products to all users in the Territory.

2. The Distributor shall have the right to subdivide its Territory as Distributor in its sole discretion sees fit and to grant additional distributorships for these subdivided areas on similar terms as contained in this Agreement and all compensation for said additional distributorships shall be for the benefit of Distributor without any fee, royalty or deduction to be paid to TFI.

3. In the event that TFI machines are sold by the parent company for use in the Distributor's Territory, the Distributor shall earn its full Distributor's profit. This provision is contingent upon his consent to supply and service the machines.

4. The Distributor shall receive its full profit if machinery is sold to clients in his Territory in areas outside of his Territory. Except that in the event the machinery is sold into another Distributor's Territory, the Distributor profit shall be seventy (70%) percent of the originating Distributor and thirty (30%) percent of the Territorial Distributor.

5. The Distributor in his exclusive Territory will receive thirty (30%) percent of the full distributors profit in such event that there are installed in his Territory TFI machines resulting from international accounts having locations in various areas throughout North America.

         An international account is defined for the purposes of clarity as an international theater chain, an international retail chain or any entity that has locations in more than four states and the Territory. The Distributor in order to earn the national account Distributor's profit is obligated to supply and service these locations.

                                   ARTICLE II
                               OBLIGATIONS OF TFI

         TFI agrees to assist Distributor in distributing Products by way of retail sale in the following manner:

A. TFI will conduct, at no charge, certain sales and maintenance training programs in its headquarters training school which Distributor and one key employee may attend and up to two individuals from each additional distributorship granted by Distributor in its Territory may attend.

B. TFI agrees to provide to Distributor, as it is available from time to time, exchange of information relating to the Products and additional types of products as may be authorized by TFI from time to time for sale pursuant to this Agreement, and which, when authorized, will also constitute "Products" for all purposes herein, at such times and in such detail as TFI shall deem appropriate.

C. TFI will take all steps necessary to ensure the Products meet the standards of the Territory for import and resale therein and if necessary will license the Products in the Territory for that purpose.

                                   ARTICLE III
                            CONFIDENTIAL INFORMATION

A. The parties hereto covenant and agree that any Confidential Information disclosed to the Distributor relating directly or indirectly to the vending machines and their component parts of the ingredients, preparation or sale of any of the Products will remain the property of TFI at all times and will, if disclosed in any tangible format, be returned to TFI upon demand and, in any event, upon termination of this Agreement.

B. It is expressly understood and agreed by Distributor that the Confidential Information described above constitutes highly confidential trade secrets and Distributor agrees that neither he nor any of his employees will reveal or reproduce any of such Confidential Information except as is necessary to describe the operations to employees and staff and additional distributors within the Territory so they can safely use the vending machines and Products. Such employees, staff and additional Distributors shall be required to execute appropriate confidentiality agreements.

                                   ARTICLE IV
                             STANDARDS OF OPERATION
                             AND SUPERVISION BY TFI

A. Distributor agrees to conduct its business in a manner consistent with the standards set forth in this Agreement. It is understood that these standards may change from time to time, and are in addition to and not in substitution fora ny standard as set forth in this Agreement.

B. In order to preserve the value and goodwill of TFI and related goodwill of other TFI Distributors and to promote the purpose of this Agreement, the parties hereto agree as follows:

         1. Distributor will use and distribute the Products as herein contemplated strictly in accordance with the terms of this Agreement.

         2. Unless approved in writing by TFI, Distributor will not develop, produce, sell, advertise for sale or give away any products under the TFI Marks which might reasonably compete with the Products and all food Products will be prepared in accordance with the specific formulas or utilizing the ingredients purchased from or specified by TFI.

         3. TFI may from time to time offer guidance to Distributor relative to retail prices for Products offered for retail sale that in TFI's judgement constitute good business practice.

         4. Distributor will use its best efforts to see it that its customers maintain suitable signs (which signs shall be approved by TFI), at, on or near the front of any premises within which its french fry vending machines are located, describing the premises having Products available for retail sale.

                  Any translation from the English language or deviation from TFI approved designs contained in such sign shall required the prior written approval of TFI.

         5. It is the Distributor's responsibility to ensure that all food products sold by Distributor hereunder will be of the highest and safest quality, and the service relating to any such sale hereunder will comply with the instructions and standards provided by TFI in preparing the food Products, or with any other further written requirements of TFI as they are communicated to Distributor from time to time.

         6. It is the Distributor's responsibility to ensure that it will maintain all french fry vending machines by which its business is conducted in conformity with the high quality, style and cleanliness required of similar french fry vending machines now operated in connection with the TFI Marks, component parts, equipment and signs. Distributor shall see that its customers comply with all applicable ordinances, health and safety regulations, laws and statutes governing the operation of such premises and the sale of products, including all criminal and quasi-criminal laws and regulations.

C. TFI or TFI's supervisory personnel shall have the right to enter upon any premises in which Distributor conducts its business at any reasonable time for the purposes of examining, conferring with Distributor's employees, inspecting and checking perishable and non-perishable food supplies, vending machines, and other equipment and in determining whether the distribution of Product is being conducted in accordance with the aforesaid standards and within the terms of this Agreement.

                                    ARTICLE V
                            COMMENCEMENT OF BUSINESS

A. Distributor agrees to obtain, prior to commencement of its distribution business, pursuant to this Agreement, all licenses, approvals, inspections, permits or any other certification which may be required by any competent public authority for the lawful operation of its business and to keep the same in good standing during the term hereof.

                                   ARTICLE VI
                     USE OF TFI NAME, MARKS AND ADVERTISING

A. During the term of this Agreement, and any renewals hereof, Distributor shall advertise sale of the Products under the trade name "Tasty Fries" and will diligently promote and make every reasonable effort to steadily increase sale of the Products by proper use of all advertising media.

B. No design, advertisement, sign or form of publicity, including form, color, number, location and size, shall be used by Distributor in connection with sale of the Products unless the same shall have been first submitted to TFI and approved in writing.

C. All printed materials, including, but not limited to, product carrying bags, product wrapping, cups, napkins, posters or other printed material used in connection with the distribution by retail sale of the Products shall bear TFI Marks as suggested by TFI, and such use will indicate that TFI Marks are registered Marks.

D. Distributor shall act prudently and in conformity with all laws, regulations, ordinances, or other requirements which may affect the utilization of the TFI Marks to ensure that the Marks are not jeopardized, diminished or damaged in any manner and Distributor agrees to indemnify and save harmless TFI for any damage or expense occasioned directly or indirectly by Distributor's improper use of said Marks.

E. Any contractual arrangement of any kind for advertising under the trade name "Tasty Fries" or utilizing the TFI Marks, entered into by Distributor shall expressly provide for termination with no greater than ten (10) days written notice.

                                   ARTICLE VII
                                    TFI MARKS

A. TFI hereby grants to Distributor for the term of this Agreement the exclusive right to register the TFI Marks for use by the Distributor in the Territory but only in connection with the distribution of TFI Products which Distributor is permitted to sell hereunder, and the extent and manner of use of the TFI Marks shall be subject to TFI approval. The cost of such registration to be born by the Distributor.

B. TFI hereby agrees to provide all necessary consents and original art work for the TFI Marks to assist the Distributor in the registration thereof in the Territory.

C. Upon registration of the TFI Marks by Distributor, Distributor shall be responsible for pursuing any counterfeiting or infringement of the TFI Marks which may come to Distributor's attention.

                                  ARTICLE VIII
                             UNIFORMITY OF PRODUCTS

A. Distributor agrees that all food Products offered for sale in the vending machines and paper goods, supplies and other materials utilized in connection with the food products shall be purchased directly from TFI or suppliers specified by TFI.

B. In order to establish uniformity of taste and quality of the Products, TFI has developed and will continue to develop recipes and formulas of ingredients, which ingredients will be made available to Distributor. Such Products will be purchased by Distributor at the prevailing prices from time to time, and will be utilized by Distributor exclusively as specified by TFI. TFI may from time to time agree with Distributor on an alternate supplier of Products, in which case, TFI shall be entitled to a reasonable royalty on any Products so produced to compensate TFI for loss of profit.

C. Distributor agrees that he will not offer any food product or utilize any paper goods, supplier or other materials, or any equipment, signage, display cases or other items under the TFI Marks which may compete with the Products and which are not purchased from TFI or any supplier that is not currently approved by TFI.

D. Should at any time TFI be unable to supply the Products to Distributor as contemplated in this Agreement and as required by Distributor to conduct its business, Distributor shall be entitled with the consent of TFI such consent not to be unreasonably withheld, to arrange for its own alternate supply of the Products, in which case, TFI shall be entitled to a reasonably royalty on any Products so produced to compensate it for loss of profit.

                                   ARTICLE IX
                         FEES AND FINANCIAL OBLIGATIONS

A. In consideration of the right to distribute Products granted herein, and subject to TFI satisfying the requirements of Article II C. herein concerning acceptability of the Products for import and resale in the Territory and further subject to the Distributor being able to register the TFI Marks for exclusive use in the territory, Distributor shall purchase from TFI, and TFI supply to Distributor, a minimum number of french fry vending machines upon the terms and conditions set forth on Schedule "B" attached hereto and forming a part of this Agreement.

B. Unless otherwise specified herein, all amounts stated herein or payments to be made to TFI under this Agreement shall be in U. S. Dollars.

                                    ARTICLE X
                                   DISTRIBUTOR

A. Distributor acknowledges that the TFI Products are unique and distinctive and have been developed by TFI at great effort, time and expense; that Distributor has regular and continuing access to valuable and confidential information, training and trade secrets regarding the Products; and that Distributor recognizes his obligation to fully develop its Territory for sales of the Products and accordingly agrees as follows:

    1. During the term of this Agreement and any renewal thereof, Distributor shall not, in any capacity whatsoever, either directly or indirectly, individually or as a member of any business organization, except with the prior written consent of TFI, engage in the sale of any french fries vending machine or supplies therefore, other than TFI's.

    2. During the terms of this Agreement, or upon expiration or termination of this Agreement, divulge any aspect of the Products whether expressly stated to be confidential or otherwise to any person.

                                   ARTICLE XI
                               DISTRIBUTORS MARKUP

A. TFI contracts for manufacturing of the machines based on competitive bids. TFI agrees use its best efforts to maintain no greater than a 12 % markup on all machines delivered for distribution in the Territory of the Distributor. Should TFI be required to charge more than 12% markup in order to maintain satisfactory operating margins, TFI agrees to notify Distributor no less than ninety (90) days prior to the increase in markup.

                                   ARTICLE XII
                           TRANSFER OF WHOLE INTEREST

A. This Agreement shall enure to the benefit of the successors of TFI and may be so assigned at any time.

B. For purposes of clarity, the provisions of this Article XII apply solely to the transfer by Distributor or its personal representatives of the whole of the Distributor's interest in this Agreement and shall have no application to the granting of additional distributorships by Distributor for subdivided areas within its Territory, as previously described in Article II paragraph 2.

C. TFI shall not unreasonably withhold its consent to any transfer or assignment which is subject to the restrictions of this Article, provided, however, that TFI shall not be required to give its consent unless, in addition to the requirements of Article IV hereof, the following conditions are met prior to the effective date of the assignment:

         1.       For all proposed transfers or assignments:

                  (a) Distributor shall not be in default under any provision of the terms of this Agreement or any other agreement ancillary to this Agreement, and shall have continuously distributed products for a period of not less than three (3) months;

                  (b) Distributor has executed a general release in a form prescribed by TFI of any and all claims against TFI;

                  (c) The proposed assignee executes such other documents as TFI may require in order to assume all of the obligations of this Agreement, to the same extent, and with the same effect, as previously assumed by Distributor;

                  (d) A transfer fee has bee paid to TFI in an amount equal to five percent (5%) of the aggregate cash or cash valued consideration paid by the assignee to assignor for the distribution rights, to defray its reasonable costs and expenses in connection with the transfer, including without limitation, the cost of legal and accounting fees, credit and investigation charges, evaluations, retraining and additional supervision. It is agreed that the original cost of the Territory will be deducted.

D. Upon the death or permanent incapacity of a Distributor the following shall apply:

         1. TFI shall have the right, within thirty (30) days of the date upon which TFI is notified of such death or incapacity (if consistent with applicable local laws) to purchase the interest or any part thereof for cash at the appraised value, such purchase to be completed within sixty (60) days.

         2.   If TFI declines to elect to purchase the interest, within thirty
         (30) days of the date upon which TFI is notified of such death or incapacity, the interest may be transferred within a further sixty (60) days by sale to a third party meeting TFI's then current criteria for new distributors, provided that the requirements of paragraph D of this Article are met. If a transfer to an approved transferee cannot be effected within a further one hundred and twenty (l20) days, this Agreement shall terminate automatically.

         3. No sale or transfer of the interest shall be approved by TFI unless the incapacitated Distributor or personal representative has agreed to reimburse TFI for the reasonable costs and expenses it has incurred or may incur in providing (at TFI's option) one or more interim Distributors to manage the business until a transfer of the interest is effected, if TFI determines, in its discretion, that such supervision is necessary or desirable.

E. TFI's consent to a transfer of any interest subject to the restrictions of this Article shall not constitute a waiver by TFI of the right to distribute Products granted herein, nor shall it be deemed a waiver of TFI's right to demand exact compliance with any of the terms of this Agreement by the assignee. The document effecting the transfer or assignment of any interest subject to the restrictions of this Article shall specifically provide that Distributor's obligations hereunder shall continue in full force and effect notwithstanding any such disposition.

F. If Distributor has received and desires to accept any bona fide offer to purchase his or its distribution rights hereunder, Distributor or such person shall notify TFI in writing of the purchase price and terms of such offer, and TFI shall have the right and option (subject to any limitations of applicable local laws exercisable within thirty (30) days after receipt of such written notification), to send written notice to Distributor or such persons that TFI or its assignee intend to purchase Distributor' s interest on the same terms and conditions offered by the third party.

         Any material change in the terms of any offer prior to closing shall result in a new notification as in the case of the initial offer. TFI's failure to exercise the option afforded by this paragraph F of this Article shall not constitute a waiver of any other provision of this Agreement, including any of the requirements of this Article with respect to the proposed transfer.

G. Provided always that TFI's consent shall be required, not to be unreasonably withheld, and no fee shall be chargeable in respect of a transfer to:

         (a)      a subsidiary or affiliate;

         (b) a corporate successor resulting from merger, amalgamation, consolidation or other corporate re-organization.

                                  ARTICLE XIII
                                     DEFAULT

A. In addition to those events hereinbefore stated to be events of default, it is agreed that the rights granted to Distributor to this Agreement may be terminated forthwith with notice upon the happening of any one or more of the following events, except that TFI must be in compliance with the terms and conditions of this Distribution Agreement:

         1. If the Distributor fails to comply with any of the terms and conditions of this Distributorship Agreement and such failure to comply continues for a period of thirty (30) days after written notice thereof has been given to the Distributor.

         2. If the Distributor fails to comply with any of the terms and condition of any other agreements entered into pursuant to or collateral to this agreement and such failure to comply continues for a period of thirty (30) days after written notice thereof has been given to the Distributor.

         3. If the Distributor shall be adjudicated a bankrupt or become insolvent, or if a receiver or other person with like powers shall be appointed (whether temporary or permanent) to take charge of all or substantially all of the Distributor's assets, or if the Distributor shall make a general assignment for the benefit of creditors or a proposal under the Bankruptcy Act (or any similar or successor Act), or commence any proceedings to wind-up, liquidate, or dissolve the Distributor's business.

         4. If the Distributor knowingly falsifies any statement or report furnished to TFI or otherwise deliberately provides false information to TFI; or if the Distributor is convinced of a felony or other crime or impairs the goodwill associated with the TFI Marks.

         5. If the Distributor does not order and complete the purchase of the french fry vending machines it is required to purchase pursuant to the terms of this Agreement in the manner and at the time therein specified or pay the cash payment required in lieu thereof as set out in Schedule B hereto.

         6. Distributor will pay all attorney's fees as between an attorney and his own client, accounting fees and court fees incurred by TFI in the event of a violation by Distributor of this Agreement.

         7. In case of a breach of the terms of this Agreement by Distributor, TFI shall, in addition to any other remedy it may have, and notwithstanding any other provision hereof, be entitled to an injunction restraining Distributor from committing or continuing to commit any breach of this Agreement, without showing or providing any actual damaged sustained by TFI, which damage is hereby conclusively acknowledged.

         8. If the Distributor fails to continuously and actively operate its distributorship throughout the Territory.

                                   ARTICLE XIV
                        RIGHTS AND OBLIGATIONS OF PARTIES
                          ON TERMINATION OR EXPIRATION

A. Upon termination or expiration of this Agreement for any reason whatsoever, Distributor will immediately discontinue use of all trade names, trade marks, signs, forms of advertising, printed material and all other indicia of operation as a TFI Distributor from it operations.

B.   TFI may retain all fees paid pursuant hereto.

C. Any and all obligations of TFI to Distributor under this Agreement shall immediately cease and terminate.

D. In no event shall termination or expiration of this Agreement for any reason whatsoever affect Distributor's obligation to take or abstain from taking action in accordance with this Agreement .

E. It is understood by Distributor that rights in and to the TFI Marks and any part thereof or addition thereto and the use thereof shall be and remain the property of TFI and Distributor shall further assign, transfer and convey to TFI all additional rights which may be acquired, if any, by reason of the use of said name of Distributor. As Distributor has registered the TFI Marks at Distributor's own expense in the Territory, if requested to assign the rights to the mark to TFI during the term and under the conditions set forth in this Agreement, TFI will compensate Distributor for all its costs of registration, protection, defense and maintenance of the TFI Marks in the Territory.

F. TFI shall have the option to purchase, at Distributor's cost less twenty-five (25) percent, all or any portion of inventory of any kind bearing the TFI Marks, including, but not limited to, french fry vending machines, equipment, vehicles, and any other items Distributor may have in stock at the time of such termination or expiration.

G. Distributor shall cause immediate discontinuance of all advertising or other public display or publication of the words "Tasty Fries" and, in the event that such action is not taken by Distributor and after a period of six (6) months has elapsed, Distributor hereby constitutes irrevocably TFI as Distributor's attorney to carry out such acts at Distributor's sole expense.

H. Distributor will immediately pay any and all amounts owing to TFI and its subsidiaries and affiliates.

I. Distributor shall not, in any capacity whatsoever, either directly or indirectly, individually or as a member of any business organization, engage in the preparation or sale of any TFI or other approved TFI Product, or have any employment or interest in a firm engaged in the preparation or sale of such products within the Territory or within thirty (30) miles of any other Distributor's exclusive or nonexclusive territory for a period of three (3) years following such termination. Distributor acknowledges and agrees that this restriction upon subsequent activities is necessary in view of the Confidential Information and expertise Distributor will acquire pursuant to the terms of the Agreement and will cause TFI irreparable and substantial damage in the event of breach of these provisions.

                                   ARTICLE XV
                                    INSURANCE

A. Distributor agrees to place and keep in effect during the life of this Agreement with an insurance company approved by TFI, public liability in amounts no less than One Million Dollars ($1.000.000.00) U. S., in case of damage or injury to one person, no less than One Million Dollars ($1.000.000.00) U.S., in case if damaged or injury to more than one person, property damage insurance of One Million Dollars ($1.000,000.00) U.S. in case of damage or injury to one person (proof of insurance coverage shall be furnished to TFI prior to the delivery of the first machine).

B. It is specifically agreed that insurance coverage required to be kept in effect by the terms of this paragraph shall be subject to review by TFI in order to ensure adequate insurance protection throughout the term of this Agreement. TFI may, from time to time, and in its sole discretion, require Distributor upon thirty (30) days notice to obtain reasonable amounts of additional insurance beyond the aforementioned requirements of this paragraph.

                                   ARTICLE XVI
                           INDEMNIFICATION OF COMPANY

A. Distributor agrees to protect, indemnify, and save TFI, its affiliates, subsidiaries, partners, stockholders, directors, officers and employees of its partners harmless from any and all loss, damages, liability, expenses, attorney's fees and costs incurred by any of them because of any action, matter, thing, or conduct relating to Distributor and Distributor's business or its agents, servants, employees, customers and guests in, on, or connected with the preparation, cooking and sale of Products.

B. TFI agrees to protect, indemnify and save Distributor its stockholders, directors, officers and employees harmless from any and all loss, damage, liability expenses, attorney's fees and costs incurred by any of them as a result of any defect in the design, construction or operation of any of the french fry vending machines supplied by TFI or as a result of any defect in and of the other Products supplied by TFI.

                                  ARTICLE XVII
                             APPEARANCE OF MACHINES

         Distributor shall see to it that all machines in the Distributor's Territory are in good repair and shall refurbish, tidy, and maintain each TFI french fry vending machine as necessary or as required by TFI in order to ensure that at all times a first class, safe and reputable Product is provided to the public.

                                  ARTICLE XVIII
                              RENEWAL OF AGREEMENT

         Unless terminated as herein otherwise provided, Distributor shall have the option, pursuant to such procedures as may be required by TFI at the expiration of the initial term of this Agreement, to renew the license granted hereunder at each ten (10) year expiration date as long as all contractual conditions are met hereof by executing TFI's then-current form c Distributorship Agreement provided that:

         1. Distributor gives TFI written notice of its election to renew no less than three (3) months nor more than nine (9) months prior to the expiration of the then current term and Distributor executes a general release under seal, in a form prescribed by TFI, of any and all claims against TFI, its affiliates, stockholders, directors, officers and employees; and

         2. Distributor at the time of notice of election to renew and at the end of the then current term is not in default of any of the terms or conditions of this Agreement or any other Agreement between Distributor and TFI or its affiliates, and has substantially complied with the terms and conditions of all such agreements during the term of this Agreement; and

         3. All of the Distributor's accrued monetary obligations to TFI and its subsidiaries and affiliates have been satisfied prior to renewal, and timely met throughout the terms of this Agreement.

                  Upon renewal of this Agreement, no additional distributorship fee will be due. However, it is specifically agreed that Distributor will, upon renewal, be charged by TFI sum which shall be equal to TFI's estimated costs incurred in connection with such renewal plus an administrative fee equal to fifteen (15%) percent of such costs. Furthermore, Distributor acknowledges the terms of the TFI's then current form of Distributorship Agreement.

                                      XVIX
                             RELATIONSHIP OF PARTIES

A. TFI and Distributor are not and shall not be considered as joint venturers, partners, or agents of each other, or anything other than Manufacturer and Distributor and neither shall have the power to bind or obligate the other than as set forth in this Agreement.

B. The parties further agree that their relationship created by this Agreement is not a fiduciary relationship.

                                   ARTICLE XX
                          DISTRIBUTOR'S RESPONSIBILITY

A. Distributor acknowledges that his success in the distribution of products contemplated to be undertaken by Distributor pursuant to this Agreement is speculative and depends primarily upon the ability of Distributor as an independent business organization. Distributor acknowledges that neither TFI nor any other person has guaranteed or warranted that Distributor will succeed in the operation of this business venture.

B. Distributor further acknowledges that there have been no representations, promises, or guarantees or warranties of any kind made by TFI or its agents or representatives to induce Distributor to execute this Agreement, except as specifically set forth in this Agreement and further that Distributor has received all information which he has requested concerning the business operation of TFI which, in the opinion of Distributor, is necessary to decide whether to enter into this Agreement.

                                   ARTICLE XXI
                                     NOTICES

A. All notices to TFI required by the terms of this Agreement shall be sent to TFI at its office at:

                  TASTY FRIES, INC.
                  650 Sentry Parkway, Suite One
                  Blue Bell, PA, U.S.A. 19422

(or such other address as TFI shall designate in writing) or by telefax, telecopy, or other electronic means of communication to such address.

B. All notices to Distributor required by the terms of this Agreement shall be sent to Distributor at its office at:

                  CANADIAN TASTY FRIES, lNC.
                  #8 West Dry Creek Circle, Suite #110
                  Littleton, CO, U.S.A. 80120

(or such other address as Distributor shall designate in writing) or by telefax, telecopy, or other electronic means of communication to such address.

C. All notices to either party required by the terms of the Agreement shall be deemed to have been received:

         (i) in the case of hand delivery or telefax, telecopy or other electronic communication, upon actual receipt thereof (and not the date of receipt of confirming mail); and

         (ii) in the case of notice sent by registered mail, ten (10) business days after the date of mailing.

                                  ARTICLE XXII
                          INTERPRETATION AND EXECUTION
                                  OF AGREEMENT

A. This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida.

B. This instrument contains the entire Agreement of the parties and no representation, inducements, promises, or agreement, oral or otherwise, not embodied herein, were made by TFI and none shall be of any force or effect.,

C. Nothing in this Agreement shall bar or restrict TFI's right to obtain injunctive relief under applicable law.

                                  ARTICLE XXIII
                          SEVERABILITY AND CONSTRUCTION

A. Each section, part, term and provision of this Agreement, and any portion thereof shall be considered severable, and if for any reason, any portion of this Agreement is determined to be invalid to or in conflict with any applicable present or future law, rule, or regulation in a final unappealable ruling issued by any court, agency, or tribunal with valid jurisdiction in a proceeding to which TFI is a party, that ruling shall not impair the operation of, or have any other affect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

                                  ARTICLE XXIV
                          WRITTEN APPROVALS AND WAIVERS

A. TFI shall not be deemed to have waived or impaired any right, power or option reserved by this Agreement (including, without limitation, its rights to demand Distributor's exact compliance with every term, condition, and covenant herein, or to declare any breach thereof a default and to terminate this license prior to the expiration of its term), by virtue of any custom or practice of the parties at variance with the terms hereof, any failure by TFI to demand strict compliance with this Agreement, any forbearance, delay, failure or omission by TFI to exercise any right, power or option, whether of the same, similar or different nature, against Distributor or other Distributorships, or the acceptance by TFI of any payments due from Distributor after any breach of this Agreement.

         AS WITNESS the hands and seals of the duly authorized representatives of the parties hereto as of the day and year first above written.

         TASTY FRIES, INC.                   CANADIAN TASTY FRIES, INC.


         -----------------------------       --------------------------
         Authorized Signatory                Witness

                                   SCHEDULE"A"

                        TO THE DISTRIBUTORSHIP AGREEMENT

                           BETWEEN: TASTY FRIES, INC.
                         AND: CANADIAN TASTY FRIES, INC.

                            DESCRIPTION OF TERRITORY
                                   ARTICLE 1.

For the purposes of this Distributorship Agreement (the "Agreement") the territorial boundaries to which this Agreement applies are the internationally recognized boundaries of the states of the United States of America listed herein (referred to in this Agreement as the "Territory").

Alabama

Alaska

Georgia

Illinois

Indiana

Kentucky

Mississippi

North Carolina

Ohio

South Carolina

Tennessee

West Virginia

                                  SCHEDULE "B"

                        TO THE DISTRIBUTORSHIP AGREEMENT

                           BETWEEN: TASTY FRIES, INC.
                         AND: CANADIAN TASTY FRIES, INC.

                              FEE PAYMENT SCHEDULE
                                   ARTICLE IX

The purchase price for the grant of distributorship made in this Agreement is $1,000,000.00 U.S. to be paid as follows:

A. On the acceptance and signing of this Agreement by TFI: $ Nil;

B. (a) The balance of the purchase price shall be tied to the order and delivery of french fry vending machines (the "Machines") which Machines the Distributor shall be obliged to order in the quantity set out in Column II below for each year specified in Column I below following the Start Date and shall make the associated payment against the purchase price set out in Column III below which payment is based on and paid at a rate of $500.00 per annual minimum number of machines delivered:

         COLUMN I          COLUMN II                  COLUMN III
         --------          ---------                  ----------
         YEAR              MINIMUM NO OF MACHINES     MINIMUM PAYMENT
         ----              ----------------------     ---------------

         1                         100                $  50,000
         2-8                       200                $ 100,000
         9-10                      250                $ 125,000

         (b) The Start Date shall be the first day of the month immediately following the first six month (180 day) period in which TFI delivers a minimum of ten (10) Machines suitable for distribution in the United States to Distributor.

         (c) In any year that Distributor does not order the minimum number of Machines set out in Column II above, Distributor shall make a cash payment to TFI on the last day of that year equal to the shortfall from the required payment set out in Column III above for that year.

         (d) If in any year Distributor orders the required minimum number of Machines but TFI is unable or fails to deliver the minimum number of Machines to Distributor, then Distributor for that year shall only be obliged to make a payment equal to $500.00 times the number of Machines delivered to it. The balance of the payment for that year shall be made on the basis of $500.00 per Machine when TFI finally delivers the remainder of the minimum of Machines to Distributor.